SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of August 4, 2016, is entered into by and among GLOBAL BOATWORKS HOLDINGS, INC., a Florida corporation (“Company”), GLOBAL BOATWORKS LLC, a Florida limited liability company (“Boatworks,” and together with Company, “Borrower”), and TONAQUINT, INC., a Utah corporation, its successors and/or assigns (“Investor”).

A.

Borrower and Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder by the United States Securities and Exchange Commission (the “SEC”).

B.

Investor desires to purchase and Borrower desires to issue and sell, upon the terms and conditions set forth in this Agreement, (i) a Secured Convertible Promissory Note, in the form attached hereto as Exhibit A, in the original principal amount of $610,000.00 (the “Note”), convertible into shares of common stock, $0.0001 par value per share, of Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note, and (ii) 100,000 shares of Common Stock (the “Origination Shares”).

C.

Boatworks is a wholly owned subsidiary of Company that (i) is involved in Company’s ongoing business operations, (ii) holds and/or controls various assets, and (iii) is a co-borrower under the Note. The proceeds from the Note will provide substantial benefits to both Company and Boatworks.

D.

This Agreement, the Note, the Company Security Agreement (as defined below), the Boatworks Security Agreement (as defined below), the Guaranty (as defined below), and all other certificates, documents, agreements, resolutions and instruments delivered to any party under or in connection with this Agreement, as the same may be amended from time to time, are collectively referred to herein as the “Transaction Documents”.

E.

For purposes of this Agreement: “Conversion Shares” means all shares of Common Stock issuable upon conversion of all or any portion of the Note; and “Securities” means the Note, the Origination Shares, and the Conversion Shares.

NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Investor hereby agree as follows:

1.

Purchase and Sale of Securities.

1.1.

Purchase of Securities. Borrower agrees to sell to Investor and Investor agrees to purchase from Borrower the Note and the Origination Shares. In consideration thereof, Investor shall pay the Purchase Price (as defined below) to Borrower according to the terms of this Agreement. At the Closing, Investor shall pay to Borrower the amount designated as the initial cash purchase price on Investor’s signature page to this Agreement (the “Initial Cash Purchase Price”). Thereafter, Investor may deliver to Borrower additional amounts in accordance with the provisions of Section 1.5 below.

1.2.

Form of Payment. On the Closing Date (as defined below), Investor shall pay the Initial Cash Purchase Price to Borrower via wire transfer of immediately available funds in accordance with Company’s and Boatworks’s written wiring instructions against delivery of the Note and the Origination Shares. For the avoidance of doubt, any portion of the Purchase Price paid to Borrower shall

1

be allocated between Company and Boatworks in such wiring instructions; provided that, notwithstanding such allocation of the Purchase Price, both Company and Boatworks acknowledge they will materially benefit from the entire portion of the Purchase Price that is paid to Borrower.

1.3.

Closing Date. Subject to the satisfaction (or written waiver) of the conditions set forth in Section 5 and Section 6 below, the date of the issuance and sale of the Securities pursuant to this Agreement (the “Closing Date”) shall be August 4, 2016, or such other mutually agreed upon date. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date by means of the exchange by email of signed .pdf documents, but shall be deemed for all purposes to have occurred at the offices of Hansen Black Anderson Ashcraft PLLC in Lehi, Utah.

1.4.

Collateral for the Note. The Note shall be secured by the following:

(a)

The collateral set forth in that certain Security Agreement attached hereto as Exhibit B listing all of Company’s assets as security for Company’s obligations under the Transaction Documents (the “Company Security Agreement”).

(b)

The collateral set forth in that certain Security Agreement attached hereto as Exhibit C listing all of Boatworks’ assets, including without limitation a floating custom home/vessel known as the “Miss Leah” and a floating custom home/vessel known as the “Luxuria I” (HIN ADX15001J516), as security for Company’s obligations under the Transaction Documents (the “Boatworks Security Agreement,” and together with the Company Security Agreement, the “Security Agreements”).

(c)

A Guaranty substantially in the form attached hereto as Exhibit D whereby Robert Rowe, an officer and affiliate of the Company and Boatworks, will personally guaranty all of Company’s and Boatworks’ obligations under the Transaction Documents (as amended from time to time, the “Guaranty”).

1.5.

Additional Purchase Price. In addition to the Initial Cash Purchase Price, Borrower may request that Investor deliver to it up to an additional $250,000.00 (the “Maximum Additional Purchase Price”). Any request for delivery of any portion of the Maximum Additional Purchase Price (any such portion so requested, the “Additional Purchase Price”) must be in writing (each, an “Additional Purchase Price Request”) and must be accompanied by any documentation Investor may request in its sole and absolute discretion. Borrower may request that Investor deliver all or any portion of the Maximum Additional Purchase Price to Borrower at any time following the Closing Date; provided, however, that it may not deliver more than one (1) Additional Purchase Price Request to Investor during any fifteen (15) day period during which the Note is outstanding. Following its receipt of any Additional Purchase Price Request, Investor may elect, in its sole discretion, whether or not to deliver the requested Additional Purchase Price to Borrower. For the avoidance of doubt, Investor may delay and/or condition its delivery of all or any portion of the requested Additional Purchase Price in any manner Investor so chooses, or Investor may determine, in its sole and absolute discretion, to not deliver all or any portion of any requested Additional Purchase Price. Following Investor’s delivery of any Additional Purchase Price to Borrower, the portion of the OID (as defined below) attributable to such Additional Purchase Price shall be immediately and automatically deemed to be fully earned and such amount (comprised of both the Additional Purchase Price, the earned OID, and all interest and other amounts earned and attributable to such Additional Purchase Price under the Note) shall be immediately and automatically included in the Conversion Eligible Outstanding Balance (as defined in the Note).

1.6.

Original Issue Discount; Transaction Expense Amount. The Note carries an original issue discount of $100,000.00 (the “OID”); provided, however, that the OID shall be applied to the Purchase Price on a pro rata basis and shall only be earned with respect to portions of the Purchase Price that are actually delivered to Borrower (including without limitation any Additional Purchase Price delivered to Borrower pursuant to Section 1.5 above). In addition, Borrower agrees to pay $10,000.00 to Investor to cover Investor’s legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of the Securities (the “Transaction Expense Amount”), all of which amount is included in the initial principal balance of the Note and is fully earned upon issuance thereof. The “Purchase Price”, therefore, shall be $500,000.00, computed as follows: $610,000.00 initial principal balance, less the OID, less the Transaction Expense Amount. The Initial Cash Purchase Price shall be the Purchase Price less the Maximum Additional Purchase Price.

2.

Investor’s Representations and Warranties. Investor represents and warrants to Borrower that as of the Effective Date: (i) this Agreement has been duly and validly authorized; (ii) this Agreement constitutes a valid and binding agreement of Investor enforceable in accordance with its terms; and (iii) Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the 1933 Act.

3.

Borrower’s Representations and Warranties.

3.1.

Company represents and warrants to Investor that as of the Effective Date: (1) Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted; (2) Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary; (3) Company has registered its Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and is obligated to file reports pursuant to Section 13 or Section 15(d) of the 1934 Act; (4) each of the Transaction Documents and the transactions contemplated hereby and thereby, have been duly and validly authorized by Company and all necessary actions have been taken; (5) this Agreement, the Note, the Company Security Agreement, and the other Transaction Documents have been duly executed and delivered by Company and constitute the valid and binding obligations of Company enforceable in accordance with their terms; (6) the execution and delivery of the Transaction Documents by Company, the issuance of Securities in accordance with the terms hereof, and the consummation by Company of the other transactions contemplated by the Transaction Documents do not and will not conflict with or result in a breach by Company of any of the terms or provisions of, or constitute a default under (a) Company’s formation documents or bylaws, each as currently in effect, (b) any indenture, mortgage, deed of trust, or other material agreement or instrument to which Company is a party or by which it or any of its properties or assets are bound, including, without limitation, any listing agreement for the Common Stock, or (c) any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal, state or foreign regulatory body, administrative agency, or other governmental body having jurisdiction over Company or any of Company’s properties or assets; (7) no further authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders or any lender of Company is required to be obtained by Company for the issuance of the Securities to Investor or the entering into of the Transaction Documents; (8) none of Company’s filings with the SEC contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; (9) Company has filed all reports, schedules, forms, statements and other documents required to be filed by Company with the SEC under the 1934 Act on a timely basis or has received a valid extension of such time of filing and has filed any such report, schedule, form, statement or other document prior to the expiration of any such extension; (10) there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of Company, threatened against or affecting Company before or by any governmental authority or non-governmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a material adverse effect on Company or which would adversely affect the validity or enforceability of, or the authority or ability of Company to perform its obligations under, any of the Transaction Documents; (11) Company has not consummated any financing transaction that has not been disclosed in a periodic filing or current report with the SEC under the 1934 Act; (12) Company is not, nor has it been at any time in the previous twelve (12) months, a “Shell Company,” as such type of “issuer” is described in Rule 144(i)(1) under the 1933 Act; (13) with respect to any commissions, placement agent or finder’s fees or similar payments that will or would become due and owing by Company to any person or entity as a result of this Agreement or the transactions contemplated hereby (“Broker Fees”), any such Broker Fees will be made in full compliance with all applicable laws and regulations and only to a person or entity that is a registered investment adviser or registered broker-dealer; (14) Investor shall have no obligation with respect to any Broker Fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this subsection that may be due in connection with the transactions contemplated hereby and Company shall indemnify and hold harmless each of Investor, Investor’s employees, officers, directors, stockholders, members, managers, agents, and partners, and their respective affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorneys’ fees) and expenses suffered in respect of any such claimed Broker Fees; (15) when issued, the Conversion Shares and the Origination Shares will be duly authorized, validly issued, fully paid for and non-assessable, free and clear of all liens, claims, charges and encumbrances; (16) neither Investor nor any of its officers, directors, stockholders, members, managers, employees, agents or representatives has made any representations or warranties to Company or any of its officers, directors, employees, agents or representatives except as expressly set forth in the Transaction Documents and, in making its decision to enter into the transactions contemplated by the Transaction Documents, Company is not relying on any representation, warranty, covenant or promise of Investor or its officers, directors, members, managers, employees, agents or representatives other than as set forth in the Transaction Documents; (17) Company acknowledges that the State of Utah has a reasonable relationship and sufficient contacts to the transactions contemplated by the Transaction Documents and any dispute that may arise related thereto such that the laws and venue of the State of Utah, as set forth more specifically in Section 10.3 below, shall be applicable to the Transaction Documents and the transactions contemplated therein; and (18) Company has performed due diligence and background research on Investor and its affiliates including, without limitation, John M. Fife, and, to its satisfaction, has made inquiries with respect to all matters Company may consider relevant to the undertakings and relationships contemplated by the Transaction Documents including, among other things, the following: http://investing.businessweek.com/research/stocks/people/person.asp?personId=7505107&ticker=UAHC; SEC Civil Case No. 07-C-0347 (N.D. Ill.); SEC Civil Action No. 07-CV-347 (N.D. Ill.); and FINRA Case #2011029203701. Company, being aware of the matters described in subsection (xviii) above, acknowledges and agrees that such matters, or any similar matters, have no bearing on the transactions contemplated by the Transaction Documents and covenants and agrees it will not use any such information as a defense to performance of its obligations under the Transaction Documents or in any attempt to avoid, modify or reduce such obligations.

3.2.

Boatworks represents and warrants to Investor that: (i) Boatworks is a limited liability company duly organized, validly existing and in good standing under the laws of its state of organization and has the requisite company power to own its properties and to carry on its business as now being conducted; (ii) Boatworks is duly qualified as a foreign entity to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary; (iii) each of the Transaction Documents and the transactions contemplated hereby and thereby, have been duly and validly authorized by Boatworks; (iv) this Agreement, the Note, the Boatworks Security Agreement and the other applicable Transaction Documents have been duly executed and delivered by Boatworks and constitute the valid and binding obligations of Boatworks enforceable in accordance with their terms, subject as to enforceability only to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; (v) the execution and delivery of this Agreement, the Note, and the other applicable Transaction Documents by Boatworks does not and will not conflict with or result in a breach by Boatworks of any of the terms or provisions of, or constitute a default under (a) Boatworks’s formation documents or operating agreement, each as currently in effect, (b) any indenture, mortgage, deed of trust, or other material agreement or instrument to which Boatworks is a party or by which it or any of its properties or assets are bound, or (c) to Boatworks’s knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over Boatworks or any of Boatworks’s properties or assets; (vi) Boatworks has taken no action which would give rise to any claim by any person or entity for a brokerage commission, placement agent or finder’s fees or similar payments by Investor relating to the Note or the transactions contemplated hereby; (vii) Investor shall have no obligation with respect to investment fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this subsection that may be due in connection with the transactions contemplated hereby and Boatworks shall indemnify and hold harmless each of Investor, Investor’s employees, officers, directors, stockholders, managers, agents, and partners, and their respective affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorneys’ fees) and expenses suffered in respect of any such claimed or existing fees; and (viii) Boatworks has performed due diligence and background research on Investor and its affiliates including, without limitation, John M. Fife, and, to its satisfaction, has made inquiries with respect to all matters Boatworks may consider relevant to the undertakings and relationships contemplated by the Transaction Documents including, among other things, the following: http://investing.businessweek.com/research/stocks/people/person.asp?personId=7505107&ticker=UAHC; SEC Civil Case No. 07-C-0347 (N.D. Ill.); SEC Civil Action No. 07-CV-347 (N.D. Ill.); and FINRA Case #2011029203701. Boatworks, being aware of the matters described in subsection (viii) above, acknowledges and agrees that such matters, or any similar matters, have no bearing on the transactions contemplated by the Transaction Documents and covenants and agrees it will not use any such information as a defense to performance of its obligations under the Transaction Documents or in any attempt to avoid, modify or reduce such obligations.

4.

Borrower Covenants. Until all of Company’s and Boatworks’s obligations under all of the Transaction Documents are paid and performed in full, or within the timeframes otherwise specifically set forth below, Company and, to the extent applicable, Boatworks will at all times comply with the following covenants: (19) so long as Investor beneficially owns any of the Securities and for at least twenty (20) Trading Days (as defined in the Note) thereafter, Company will timely file on the applicable deadline all reports required to be filed with the SEC pursuant to Sections 13 or 15(d) of the 1934 Act, and will take all reasonable action under its control to ensure that adequate current public information with respect to Company, as required in accordance with Rule 144 of the 1933 Act, is publicly available, and will not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination; (20) the Common Stock shall be listed or quoted for trading on any of (a) NYSE, (b) NASDAQ, (c) OTCQX, (d) OTCQB, or (e) OTC Pink Current Information; (21) when issued, the Conversion Shares and the Origination Shares will be duly authorized, validly issued, fully paid for and non-assessable, free and clear of all liens, claims, charges and encumbrances; (22) trading in Company’s Common Stock will not be suspended, halted, chilled, frozen, reach zero bid or otherwise cease on Company’s principal trading market; (23) upon completion of the construction of the Luxuria I, Company and/or Boatworks shall cooperate fully with Lender and execute all agreements and documents necessary to allow Lender to perfect its security interest in the Luxuria I, which security interest is granted by Company and/or Boatworks to Lender pursuant to the Security Agreements; (24) Company will not have at any given time any Variable Security Holders (as defined below) other than Investor without Investor’s prior written consent, which consent may be granted or withheld in Investor’s sole and absolute discretion; and (25) at Closing and on the first day of each calendar quarter for so long as the Note remains outstanding or on any other date during which the Note is outstanding, as may be requested by Investor, Company shall cause its Chief Executive Officer to provide to Investor a certificate in substantially the form attached hereto as Exhibit D (the “Officer’s Certificate”) certifying in his personal capacity and in his capacity as Chief Executive Officer of Company the number of Variable Security Holders of Company as of the date the applicable Officer’s Certificate is executed. For purposes hereof, the term “Variable Security Holder” means any holder of any Company securities that (A) have or may have conversion rights of any kind, contingent, conditional or otherwise, in which the number of shares that may be issued pursuant to such conversion right varies with the market price of the Common Stock, or (B) are or may become convertible into Common Stock (including without limitation convertible debt, warrants or convertible preferred stock), with a conversion price that varies with the market price of the Common Stock, even if such security only becomes convertible following an event of default, the passage of time, or another trigger event or condition (each a “Variable Security Issuance”). For avoidance of doubt, the issuance of shares of Common Stock under, pursuant to, in exchange for or in connection with any contract or instrument, whether convertible or not, is deemed a Variable Security Issuance for purposes hereof if the number of shares of Common Stock to be issued is based upon or related in any way to the market price of the Common Stock, including, but not limited to, Common Stock issued in connection with a Section 3(a)(9) exchange, a Section 3(a)(10) settlement, or any other similar settlement or exchange.

5.

Conditions to Borrower’s Obligation to Sell. The obligation of Borrower hereunder to issue and sell the Securities to Investor at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

5.1.

Investor shall have executed this Agreement and delivered the same to Borrower.

5.2.

Investor shall have delivered the Initial Cash Purchase Price to Borrower in accordance with Section 1.2 above.

6.

Conditions to Investor’s Obligation to Purchase. The obligation of Investor hereunder to purchase the Securities at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for Investor’s sole benefit and may be waived by Investor at any time in its sole discretion:

6.1.

Company shall have executed this Agreement, the Note and the Company Security Agreement and delivered the same to Investor.

6.2.

Boatworks shall have executed this Agreement, the Note and the Boatworks Security Agreement and delivered the same to Investor.

6.3.

Company shall have delivered to Investor a certificate representing the Origination Shares.

6.4.

Company’s Chief Executive Officer shall have executed the Officer’s Certificate and the Guaranty and delivered the same to Investor.

6.5.

Company shall have delivered to Investor a fully executed Irrevocable Letter of Instructions to Transfer Agent (the “TA Letter”) substantially in the form attached hereto as Exhibit F acknowledged and agreed to in writing by Company’s transfer agent (the “Transfer Agent”).

6.6.

Company shall have delivered to Investor a fully executed Secretary’s Certificate substantially in the form attached hereto as Exhibit G evidencing Company’s approval of the Transaction Documents.

6.7.

Boatworks shall have delivered to Investor a fully executed Manager’s Certificate substantially in the form attached hereto as Exhibit H evidencing Boatworks’ approval of the Transaction Documents.

6.8.

Company shall have delivered to Investor a fully executed Share Issuance Resolution substantially in the form attached hereto as Exhibit I to be delivered to the Transfer Agent.

6.9.

Company and Boatworks shall have delivered to Investor fully executed copies of all other Transaction Documents required to be executed by Company herein or therein.

7.

Reservation of Shares. At all times during which the Note is outstanding, Company will reserve from its authorized and unissued Common Stock to provide for all issuances of Common Stock under the Note at least three (3) times the number of shares of Common Stock obtained by dividing the Outstanding Balance (as defined in the Note) by the Conversion Price (as defined in the Note) (the “Share Reserve”), but in any event not less than 7,600,000 shares of Common Stock shall be reserved at all times for such purpose (the “Transfer Agent Reserve”). Company further agrees that it will cause the Transfer Agent to immediately add shares of Common Stock to the Transfer Agent Reserve in increments of 500,000 shares as and when requested by Investor in writing from time to time, provided that such incremental increases do not cause the Transfer Agent Reserve to exceed the Share Reserve. In furtherance thereof, from and after the date hereof and until such time that the Note has been paid in full, Company shall require the Transfer Agent to reserve for the purpose of issuance of Conversion Shares under the Note, a number of shares of Common Stock equal to the Transfer Agent Reserve. Company shall further require the Transfer Agent to hold such shares of Common Stock exclusively for the benefit of Investor and to issue such shares to Investor promptly upon Investor’s delivery of a conversion notice under the Note. Finally, Company shall require the Transfer Agent to issue shares of Common Stock pursuant to the Note to Investor out of its authorized and unissued shares, and not the Transfer Agent Reserve, to the extent shares of Common Stock have been authorized, but not issued, and are not included in the Transfer Agent Reserve. The Transfer Agent shall only issue shares out of the Transfer Agent Reserve to the extent there are no other authorized shares available for issuance and then only with Investor’s written consent.

8.

Terms of Future Financings. So long as the Note is outstanding, upon any issuance by Company of any security with any term or condition more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Investor in the Transaction Documents, then Company shall notify Investor of such additional or more favorable term and such term, at Investor’s option, shall become a part of the Transaction Documents for the benefit of Investor. Additionally, if Company fails to notify Investor of any such additional or more favorable term, but Investor becomes aware that Company has granted such a term to any third party, Investor may notify Company of such additional or more favorable term and such term shall become a part of the Transaction Documents retroactive to the date on which such term was granted to the applicable third party. The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, conversion lookback periods, interest rates, original issue discounts, stock sale price, conversion price per share, warrant coverage, warrant exercise price, and anti-dilution/conversion and exercise price resets.

9.

No Shorting. During the period beginning on the Closing Date and ending on the date the Note has been repaid in full or sold by Investor to a third party that is not an affiliate of Investor, Investor will not directly or through an affiliate engage in any open market Short Sales (as defined below) of the Common Stock; provided; however, that unless and until Company has affirmatively demonstrated by the use of specific evidence that Investor is engaging in open market Short Sales, Investor shall be assumed to be in compliance with the provisions of this Section 9 and Company shall remain fully obligated to fulfill all of its obligations under the Transaction Documents; and provided, further, that (i) Company shall under no circumstances be entitled to request or demand that Investor either (A) provide trading or other records of Investor or of any party or (B) affirmatively demonstrate that Investor or any other party has not engaged in any such Short Sales in breach of these provisions as a condition to Company’s fulfillment of its obligations under any of the Transaction Documents, (ii) Company shall not assert Investor’s or any other party’s failure to demonstrate such absence of such Short Sales or provide any trading or other records of Investor or any other party as all or part of a defense to any breach of Company’s obligations under any of the Transaction Documents, and (iii) Company shall have no setoff right with respect to any such Short Sales.  As used herein, “Short Sale” has the meaning provided in Rule 3b-3 under the 1934 Act.

10.

Miscellaneous. The provisions set forth in this Section 10 shall apply to this Agreement, as well as all other Transaction Documents as if these terms were fully set forth therein; provided, however, that in the event there is a conflict between any provision set forth in this Section 10 and any provision in any other Transaction Document, the provision in such other Transaction Document shall govern.

10.1.

Certain Capitalized Terms. To the extent any capitalized term used in any Transaction Document is defined in any other Transaction Document (as noted therein), such capitalized term shall remain applicable in the Transaction Document in which it is so used even if the other Transaction Document (wherein such term is defined) has been released, satisfied, or is otherwise cancelled or terminated.

10.2.

Arbitration of Claims. The parties shall submit all Claims (as defined in Exhibit J) arising under this Agreement or any other Transaction Document or any other agreement between the parties and their affiliates or any Claim relating to the relationship of the parties to binding arbitration pursuant to the arbitration provisions set forth in Exhibit J attached hereto (the “Arbitration Provisions”). The parties hereby acknowledge and agree that the Arbitration Provisions are unconditionally binding on the parties hereto and are severable from all other provisions of this Agreement. By executing this Agreement, Company and Boatworks each represents, warrants and covenants that it has reviewed the Arbitration Provisions carefully, consulted with legal counsel about such provisions (or waived its right to do so), understands that the Arbitration Provisions are intended to allow for the expeditious and efficient resolution of any dispute hereunder, agrees to the terms and limitations set forth in the Arbitration Provisions, and that Company and Boatworks will not take a position contrary to the foregoing representations. Each of Company and Boatworks acknowledges and agrees that Investor may rely upon the foregoing representations and covenants of Company and Boatworks regarding the Arbitration Provisions.

10.3.

Governing Law; Venue. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah. Each party consents to and expressly agrees that exclusive venue for arbitration of any dispute arising out of or relating to any Transaction Document or the relationship of the parties or their affiliates shall be in Salt Lake County or Utah County, Utah. Without modifying the parties obligations to resolve disputes hereunder pursuant to the Arbitration Provisions, for any litigation arising in connection with any of the

Transaction Documents (and notwithstanding the terms (specifically including any governing law and venue terms) of any transfer agent services agreement or other agreement between the Transfer Agent and Company, such litigation specifically includes, without limitation any action between or involving Company and the Transfer Agent under the TA Letter or otherwise related to Investor in any way (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Transfer Agent from issuing shares of Common Stock to Investor for any reason)), each party hereto hereby (i) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in Salt Lake County, Utah, (ii) expressly submits to the exclusive venue of any such court for the purposes hereof, (iii) agrees to not bring any such action (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Transfer Agent from issuing shares of Common Stock to Investor for any reason) outside of any state or federal court sitting in Salt Lake County, Utah, and (iv) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim, defense or objection to the bringing of any such proceeding in such jurisdiction or to any claim that such venue of the suit, action or proceeding is improper. Finally, Borrower covenants and agrees to name Investor as a party in interest in, and provide written notice to Investor in accordance with Section 10.13 below prior to bringing or filing, any action (including without limitation any filing or action against any person or entity that is not a party to this Agreement, including without limitation the Transfer Agent) that is related in any way to the Transaction Documents or any transaction contemplated herein or therein, including without limitation any action brought by Company to enjoin or prevent the issuance of any shares of Common Stock to Investor by the Transfer Agent, and further agrees to timely name Investor as a party to any such action. Borrower acknowledges that the governing law and venue provisions set forth in this Section 10.3 are material terms to induce Investor to enter into the Transaction Documents and that but for Borrower’s agreements set forth in this Section 10.3 Investor would not have entered into the Transaction Documents.

10.4.

Specific Performance. Each of Company and Boatworks acknowledges and agrees that irreparable damage may occur to Investor in the event that Company or Boatworks fails to perform any material provision of this Agreement or any of the other Transaction Documents in accordance with its specific terms. It is accordingly agreed that Investor shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or such other Transaction Document and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any Investor may be entitled under the Transaction Documents, at law or in equity. For the avoidance of doubt, in the event Investor seeks to obtain an injunction against Company or Boatworks or specific performance of any provision of any Transaction Document, such action shall not be a waiver of any right of Investor under any Transaction Document, at law, or in equity, including without limitation its rights to arbitrate any Claim pursuant to the terms of the Transaction Documents.

10.5.

Calculation Disputes. Notwithstanding the Arbitration Provisions, in the case of a dispute as to any determination or arithmetic calculation under the Transaction Documents, including without limitation, calculating the Outstanding Balance, Conversion Price, Conversion Shares, or VWAP (as defined in the Note) (each, a “Calculation”), Company, Boatworks or Investor (as the case may be) shall submit any disputed Calculation via email or facsimile with confirmation of receipt (i) within two (2) Trading Days after receipt of the applicable notice giving rise to such dispute to Company, Boatworks or Investor (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after Investor learned of the circumstances giving rise to such dispute. If Investor, Company and Boatworks are unable to agree upon such Calculation within two (2) Trading Days of such disputed Calculation being submitted to Company, Boatworks or Investor (as the case may be), then Investor will promptly submit via email or facsimile the disputed Calculation to Unkar Systems Inc. (“Unkar Systems”). Company or Boatworks shall cause Unkar Systems to perform the Calculation and notify Company, Boatworks and Investor of the results no later than ten (10) Trading Days from the time it receives such disputed Calculation. Unkar

Systems’ determination of the disputed Calculation shall be binding upon all parties absent demonstrable and manifest error. Unkar Systems’ fee for performing such Calculation shall be paid by the incorrect party, or if both parties are incorrect, by the party whose Calculation is furthest from the correct Calculation as determined by Unkar Systems. In the event Company is the losing party, no extension of the Delivery Date (as defined in the Note) shall be granted and Company shall incur all effects for failing to deliver the applicable shares in a timely manner as set forth in the Transaction Documents. Notwithstanding the foregoing, Investor may, in its sole discretion, designate an independent, reputable investment bank or accounting firm other than Unkar Systems to resolve any such dispute and in such event, all references to “Unkar Systems” herein will be replaced with references to such independent, reputable investment bank or accounting firm so designated by Investor.

10.6.

Counterparts. Each Transaction Document may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of a Transaction Document (or such party’s signature page thereof) will be deemed to be an executed original thereof.

10.7.

Document Imaging. Investor shall be entitled, in its sole discretion, to image or make copies of all or any selection of the agreements, instruments, documents, and items and records governing, arising from or relating to any of Company’s or Boatworks’ loans, including, without limitation, this Agreement and the other Transaction Documents, and Investor may destroy or archive the paper originals. The parties hereto (i) waive any right to insist or require that Investor produce paper originals, (ii) agree that such images shall be accorded the same force and effect as the paper originals, (iii) agree that Investor is entitled to use such images in lieu of destroyed or archived originals for any purpose, including as admissible evidence in any demand, presentment or other proceedings, and (iv) further agree that any executed facsimile (faxed), scanned, emailed, or other imaged copy of this Agreement or any other Transaction Document shall be deemed to be of the same force and effect as the original manually executed document.

10.8.

Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

10.9.

Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

10.10.

Entire Agreement. This Agreement, together with the other Transaction Documents, contains the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of Company, Boatworks or Investor makes any representation, warranty, covenant or undertaking with respect to such matters. For the avoidance of doubt, all prior term sheets or other documents among Company, Boatworks and Investor, or any affiliate thereof, related to the transactions contemplated by the Transaction Documents (collectively, “Prior Agreements”), that may have been entered into between Company, Boatworks and Investor, or any affiliate thereof, are hereby null and void and deemed to be replaced in their entirety by the Transaction Documents. To the extent there is a conflict between any term set forth in any Prior Agreement and the term(s) of the Transaction Documents, the Transaction Documents shall govern.

10.11.

No Reliance. Each of Company and Boatworks acknowledges and agrees that neither Investor nor any of its officers, directors, members, managers, representatives or agents has made any representations or warranties to Company or Boatworks or any of their respective officers, directors, representatives, agents or employees except as expressly set forth in the Transaction Documents and, in making its decision to enter into the transactions contemplated by the Transaction Documents, Company is not relying on any representation, warranty, covenant or promise of Investor or its officers, directors, members, managers, agents or representatives other than as set forth in the Transaction Documents.

10.12.

Amendments. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by both parties hereto.

10.13.

Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of: (i) the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer, or by facsimile (with successful transmission confirmation), (ii) the earlier of the date delivered or the third Trading Day after deposit, postage prepaid, in the United States Postal Service by certified mail, or (iii) the earlier of the date delivered or the third Trading Day after mailing by express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) calendar days’ advance written notice similarly given to each of the other parties hereto):

If to Company:

Global Boatworks Holdings, Inc.

Attn: Robert Rowe

2637 Atlantic Blvd. #134

Pompano Beach, Florida 33062

If to Boatworks:

Global Boatworks LLC

Attn: Robert Rowe

2637 Atlantic Blvd. #134

Pompano Beach, Florida 33062

If to Investor:

Tonaquint, Inc.

Attn: John Fife

303 East Wacker Drive, Suite 1040

Chicago, Illinois 60601

With a copy to (which copy shall not constitute notice):

Hansen Black Anderson Ashcraft PLLC

Attn: Jonathan Hansen

3051 West Maple Loop Drive, Suite 325

Lehi, Utah 84043

10.14.

Successors and Assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Investor hereunder may be assigned by Investor to a third party, including its affiliates, in whole or in part, without the need to obtain Company’s or Boatworks’s consent thereto. Neither Company nor Boatworks may assign its rights or obligations under this Agreement or delegate its duties hereunder without the prior written consent of Investor.

10.15.

Survival. The representations and warranties of Company and Boatworks and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Investor. Each of Company and Boatworks agrees to indemnify and hold harmless Investor and all its officers, directors, employees, attorneys, and agents for loss or damage arising as a result of or related to any breach or alleged breach by Company or Boatworks of any of their representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

10.16.

Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

10.17.

Investor’s Rights and Remedies Cumulative; Liquidated Damages. All rights, remedies, and powers conferred in this Agreement and the Transaction Documents are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that Investor may have, whether specifically granted in this Agreement or any other Transaction Document, or existing at law, in equity, or by statute, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Investor may deem expedient. The parties acknowledge and agree that upon Company’s or Boatworks’s failure to comply with the provisions of the Transaction Documents, Investor’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates and future share prices, Investor’s increased risk, and the uncertainty of the availability of a suitable substitute investment opportunity for Investor, among other reasons. Accordingly, any fees, charges, and default interest due under the Note and the other Transaction Documents are intended by the parties to be, and shall be deemed, liquidated damages (under Company’s, Boatworks’ and Investor’s expectations that any such liquidated damages will tack back to the Closing Date for purposes of determining the holding period under Rule 144 under the 1933 Act). The parties agree that such liquidated damages are a reasonable estimate of Investor’s actual damages and not a penalty, and shall not be deemed in any way to limit any other right or remedy Investor may have hereunder, at law or in equity. The parties acknowledge and agree that under the circumstances existing at the time this Agreement is entered into, such liquidated damages are fair and reasonable and are not penalties. All fees, charges, and default interest provided for in the Transaction Documents are agreed to by the parties to be based upon the obligations and the risks assumed by the parties as of the Closing Date and are consistent with investments of this type. The liquidated damages provisions of the Transaction Documents shall not limit or preclude a party from pursuing any other remedy available at law or in equity; provided, however, that the liquidated damages provided for in the Transaction Documents are intended to be in lieu of actual damages.

10.18.

Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement or the other Transaction Documents, if at any time Investor would be issued shares of Common Stock under any of the Transaction Documents, but such issuance would cause Investor (together with its affiliates) to beneficially own a number of shares exceeding the Maximum Percentage (as defined in the Note), then Company must not issue to Investor the shares that would cause Investor to exceed the Maximum Percentage. The shares of Common Stock issuable to Investor that would cause the Maximum Percentage to be exceeded are referred to herein as the “Ownership Limitation Shares”. Company shall reserve the Ownership Limitation Shares for the exclusive benefit of Investor. From time to time, Investor may notify Company in writing of the number of the Ownership Limitation Shares that may be issued to Investor without causing Investor to exceed the Maximum Percentage. Upon receipt of such notice, Company shall be unconditionally obligated to immediately issue such designated shares to Investor, with a corresponding reduction in the number of the Ownership Limitation Shares. For purposes of this Section, beneficial ownership of Common Stock will be determined under Section 13(d) of the 1934 Act.

10.19.

Attorneys’ Fees and Cost of Collection. In the event of any arbitration or action at law or in equity to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the parties agree that the party who is awarded the most money (which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees, deposition costs, and expenses paid by such prevailing party in connection with arbitration or litigation without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous or bad faith pleading. If (i) the Note is placed in the hands of an attorney for collection or enforcement prior to commencing arbitration or legal proceedings, or is collected or enforced through any arbitration or legal proceeding, or Investor otherwise takes action to collect amounts due under the Note or to enforce the provisions of the Note, or (ii) there occurs any bankruptcy, reorganization, receivership of Company or Boatworks or other proceedings affecting Company’s or Boatworks’s creditors’ rights and involving a claim under the Note; then Company and Boatworks shall pay the costs incurred by Investor for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees, expenses, deposition costs, and disbursements.

10.20.

Waiver. No waiver of any provision of this Agreement shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

10.21.

Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.

10.22.

Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Agreement and the other Transaction Documents.

10.23.

Voluntary Agreement. Each of Company and Boatworks has carefully read this Agreement and each of the other Transaction Documents and has asked any questions needed for Company and Boatworks to understand the terms, consequences and binding effect of this Agreement and each of the other Transaction Documents and fully understand them. Each of Company and Boatworks has had the opportunity to seek the advice of an attorney of such party’s choosing, or has waived the right to do so, and is executing this Agreement and each of the other Transaction Documents voluntarily and without any duress or undue influence by Investor or anyone else.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned Investor, Company and Boatworks have caused this Agreement to be duly executed as of the date first above written.

SUBSCRIPTION AMOUNT:

Principal Amount of Note:

$610,000.00

Initial Cash Purchase Price:

$250,000.00

INVESTOR:

TONAQUINT, INC.

By: _________________________

       John M. Fife, President

COMPANY:

GLOBAL BOATWORKS HOLDINGS, INC.

By:

Printed Name:

Title:

BOATWORKS:

GLOBAL BOATWORKS LLC

By:

Printed Name:

Title:

ATTACHED EXHIBITS:

Exhibit A

Note

Exhibit B

Company Security Agreement

Exhibit C

Boatworks Security Agreement

Exhibit D

Guaranty

Exhibit E

Officer’s Certificate

Exhibit F

Irrevocable Transfer Agent Instructions

Exhibit G

Company Secretary’s Certificate

Exhibit H

Boatworks Manager’s Certificate

Exhibit I

Share Issuance Resolution

Exhibit J

Arbitration Provisions

ARBITRATION PROVISIONS

1.

Dispute Resolution. For purposes of this Exhibit J, the term “Claims” means any disputes, claims, demands, causes of action, requests for injunctive relief, requests for specific performance, liabilities, damages, losses, or controversies whatsoever arising from, related to, or connected with the transactions contemplated in the Transaction Documents and any communications between the parties related thereto, including without limitation any claims of mutual mistake, mistake, fraud, misrepresentation, failure of formation, failure of consideration, promissory estoppel, unconscionability, failure of condition precedent, rescission, and any statutory claims, tort claims, contract claims, or claims to void, invalidate or terminate the Agreement (or these Arbitration Provisions (defined below)) or any of the other Transaction Documents. The term “Claims” specifically excludes a dispute over Calculations. The parties to the Agreement (the “parties”) hereby agree that the arbitration provisions set forth in this Exhibit J (“Arbitration Provisions”) are binding on each of them. As a result, any attempt to rescind the Agreement (or these Arbitration Provisions) or declare the Agreement (or these Arbitration Provisions) or any other Transaction Document invalid or unenforceable for any reason is subject to these Arbitration Provisions. These Arbitration Provisions shall also survive any termination or expiration of the Agreement. Any capitalized term not defined in these Arbitration Provisions shall have the meaning set forth in the Agreement.

2.

Arbitration. Except as otherwise provided herein, all Claims must be submitted to arbitration (“Arbitration”) to be conducted exclusively in Salt Lake County or Utah County, Utah and pursuant to the terms set forth in these Arbitration Provisions. Subject to the arbitration appeal right provided for in Paragraph 5 below (the “Appeal Right”), the parties agree that the award of the arbitrator rendered pursuant to Paragraph 4 below (the “Arbitration Award”) shall be (a) final and binding upon the parties, (b) the sole and exclusive remedy between them regarding any Claims, counterclaims, issues, or accountings presented or pleaded to the arbitrator, and (c) promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Subject to the Appeal Right, any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Arbitration Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Arbitration Award shall include default interest (as defined or otherwise provided for in the Note, “Default Interest”) (with respect to monetary awards) at the rate specified in the Note for Default Interest both before and after the Arbitration Award. Judgment upon the Arbitration Award will be entered and enforced by any state or federal court sitting in Salt Lake County, Utah.

3.

The Arbitration Act. The parties hereby incorporate herein the provisions and procedures set forth in the Utah Uniform Arbitration Act, U.C.A. § 78B-11-101 et seq. (as amended or superseded from time to time, the “Arbitration Act”). Notwithstanding the foregoing, pursuant to, and to the maximum extent permitted by, Section 105 of the Arbitration Act, in the event of conflict or variation between the terms of these Arbitration Provisions and the provisions of the Arbitration Act, the terms of these Arbitration Provisions shall control and the parties hereby waive or otherwise agree to vary the effect of all requirements of the Arbitration Act that may conflict with or vary from these Arbitration Provisions.

4.

Arbitration Proceedings. Arbitration between the parties will be subject to the following:

4.1

Initiation of Arbitration. Pursuant to Section 110 of the Arbitration Act, the parties agree that a party may initiate Arbitration by giving written notice to the other party (“Arbitration Notice”) in the same manner that notice is permitted under Section 10.13 of the Agreement; provided, however, that the Arbitration Notice may not be given by email or fax. Arbitration will be deemed initiated as of the date that the Arbitration Notice is deemed delivered to such other party under Section 10.13 of the Agreement (the “Service Date”). After the Service Date, information may be delivered, and notices may be given, by email or fax pursuant to Section 10.13 of the Agreement or any other method permitted thereunder. The Arbitration Notice must describe the nature of the controversy, the remedies sought, and the election to commence Arbitration proceedings. All Claims in the Arbitration Notice must be pleaded consistent with the Utah Rules of Civil Procedure.

Arbitration Provisions, Page EXHIBIT J

4.2

Selection and Payment of Arbitrator.

(a) Within ten (10) calendar days after the Service Date, Investor shall select and submit to Borrower the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such three (3) designated persons hereunder are referred to herein as the “Proposed Arbitrators”). For the avoidance of doubt, each Proposed Arbitrator must be qualified as a “neutral” with Utah ADR Services. Within five (5) calendar days after Investor has submitted to Borrower the names of the Proposed Arbitrators, Borrower must select, by written notice to Investor, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Borrower fails to select one of the Proposed Arbitrators in writing within such 5-day period, then Investor may select the arbitrator from the Proposed Arbitrators by providing written notice of such selection to Borrower.

(b) If Investor fails to submit to Borrower the Proposed Arbitrators within ten (10) calendar days after the Service Date pursuant to subparagraph (a) above, then Borrower may at any time prior to Investor so designating the Proposed Arbitrators, identify the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service by written notice to Investor. Investor may then, within five (5) calendar days after Borrower has submitted notice of its Proposed Arbitrators to Investor, select, by written notice to Borrower, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Investor fails to select in writing and within such 5-day period one (1) of the three (3) Proposed Arbitrators selected by Borrower, then Borrower may select the arbitrator from its three (3) previously selected Proposed Arbitrators by providing written notice of such selection to Investor.

(c) If a Proposed Arbitrator chosen to serve as arbitrator declines or is otherwise unable to serve as arbitrator, then the party that selected such Proposed Arbitrator may select one (1) of the other three (3) Proposed Arbitrators within three (3) calendar days of the date the chosen Proposed Arbitrator declines or notifies the parties he or she is unable to serve as arbitrator. If all three (3) Proposed Arbitrators decline or are otherwise unable to serve as arbitrator, then the arbitrator selection process shall begin again in accordance with this Paragraph 4.2.

(d) The date that the Proposed Arbitrator selected pursuant to this Paragraph 4.2 agrees in writing (including via email) delivered to both parties to serve as the arbitrator hereunder is referred to herein as the “Arbitration Commencement Date”.  If an arbitrator resigns or is unable to act during the Arbitration, a replacement arbitrator shall be chosen in accordance with this Paragraph 4.2 to continue the Arbitration.  If Utah ADR Services ceases to exist or to provide a list of neutrals and there is no successor thereto, then the arbitrator shall be selected under the then prevailing rules of the American Arbitration Association.

(e) Subject to Paragraph 4.10 below, the cost of the arbitrator must be paid equally by both parties. Subject to Paragraph 4.10 below, if one party refuses or fails to pay its portion of the arbitrator fee, then the other party can advance such unpaid amount (subject to the accrual of Default Interest thereupon), with such amount being added to or subtracted from, as applicable, the Arbitration Award.

4.3

Applicability of Certain Utah Rules. The parties agree that the Arbitration shall be conducted generally in accordance with the Utah Rules of Civil Procedure and the Utah Rules of Evidence. More specifically, the Utah Rules of Civil Procedure shall apply, without limitation, to the filing of any pleadings, motions or memoranda, the conducting of discovery, and the taking of any depositions. The Utah Rules of Evidence shall apply to any hearings, whether telephonic or in person, held by the arbitrator. Notwithstanding the foregoing, it is the parties’ intent that the incorporation of such rules will in no event supersede these Arbitration Provisions. In the event of any conflict between the Utah Rules of Civil Procedure or the Utah Rules of Evidence and these Arbitration Provisions, these Arbitration Provisions shall control.

4.4

Answer and Default. An answer and any counterclaims to the Arbitration Notice shall be required to be delivered to the party initiating the Arbitration within twenty (20) calendar days after the Arbitration Commencement Date. If an answer is not delivered by the required deadline, the arbitrator must provide written notice to the defaulting party stating that the arbitrator will enter a default award against such party if such party does not file an answer within five (5) calendar days of receipt of such notice. If an answer is not filed within the five (5) day extension period, the arbitrator must render a default award, consistent with the relief requested in the Arbitration Notice, against a party that fails to submit an answer within such time period.

4.5

Related Litigation. The party that delivers the Arbitration Notice to the other party shall have the option to also commence concurrent legal proceedings with any state or federal court sitting in Salt Lake County, Utah (“Litigation Proceedings”), subject to the following: (a) the complaint in the Litigation Proceedings is to be substantially similar to the claims set forth in the Arbitration Notice, provided that an additional cause of action to compel arbitration will also be included therein, (b) so long as the other party files an answer to the complaint in the Litigation Proceedings and an answer to the Arbitration Notice, the Litigation Proceedings will be stayed pending an Arbitration Award (or Appeal Panel Award (defined below), as applicable) hereunder, (c) if the other party fails to file an answer in the Litigation Proceedings or an answer in the Arbitration proceedings, then the party initiating Arbitration shall be entitled to a default judgment consistent with the relief requested, to be entered in the Litigation Proceedings, and (d) any legal or procedural issue arising under the Arbitration Act that requires a decision of a court of competent jurisdiction may be determined in the Litigation Proceedings. Any award of the arbitrator (or of the Appeal Panel (defined below)) may be entered in such Litigation Proceedings pursuant to the Arbitration Act.

4.6

Discovery. Pursuant to Section 118(8) of the Arbitration Act, the parties agree that discovery shall be conducted as follows:

(a) Written discovery will only be allowed if the likely benefits of the proposed written discovery outweigh the burden or expense thereof, and the written discovery sought is likely to reveal information that will satisfy a specific element of a claim or defense already pleaded in the Arbitration. The party seeking written discovery shall always have the burden of showing that all of the standards and limitations set forth in these Arbitration Provisions are satisfied. The scope of discovery in the Arbitration proceedings shall also be limited as follows:

(i)

To facts directly connected with the transactions contemplated by the Agreement.

(ii)

To facts and information that cannot be obtained from another source or in another manner that is more convenient, less burdensome or less expensive than in the manner requested.

(b) No party shall be allowed (i) more than fifteen (15) interrogatories (including discrete subparts), (ii) more than fifteen (15) requests for admission (including discrete subparts), (iii) more than ten (10) document requests (including discrete subparts), or (iv) more than three (3) depositions (excluding expert depositions) for a maximum of seven (7) hours per deposition. The costs associated with depositions will be borne by the party taking the deposition. The party defending the deposition will submit a notice to the party taking the deposition of the estimated attorneys’ fees that such party expects to incur in connection with defending the deposition. If the party defending the deposition fails to submit an estimate of attorneys’ fees within five (5) calendar days of its receipt of a deposition notice, then such party shall be deemed to have waived its right to the estimated attorneys’ fees.  The party taking the deposition must pay the party defending the deposition the estimated attorneys’ fees prior to taking the deposition, unless such obligation is deemed to be waived as set forth in the immediately preceding sentence. If the party taking the deposition believes that the estimated attorneys’ fees are unreasonable, such party may submit the issue to the arbitrator for a decision.  All depositions will be taken in Utah.

(c) All discovery requests (including document production requests included in deposition notices) must be submitted in writing to the arbitrator and the other party. The party submitting the written discovery requests must include with such discovery requests a detailed explanation of how the proposed discovery requests satisfy the requirements of these Arbitration Provisions and the Utah Rules of Civil Procedure. The receiving party will then be allowed, within five (5) calendar days of receiving the proposed discovery requests, to submit to the arbitrator an estimate of the attorneys’ fees and costs associated with responding to such written discovery requests and a written challenge to each applicable discovery request. After receipt of an estimate of attorneys’ fees and costs and/or challenge(s) to one or more discovery requests, consistent with subparagraph (c) above, the arbitrator will within three (3) calendar days make a finding as to the likely attorneys’ fees and costs associated with responding to the discovery requests and issue an order that (i) requires the requesting party to prepay the attorneys’ fees and costs associated with responding to the discovery requests, and (ii) requires the responding party to respond to the discovery requests as limited by the arbitrator within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. If a party entitled to submit an estimate of attorneys’ fees and costs and/or a challenge to discovery requests fails to do so within such 5-day period, the arbitrator will make a finding that (A) there are no attorneys’ fees or costs associated with responding to such discovery requests, and (B) the responding party must respond to such discovery requests (as may be limited by the arbitrator) within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. Any party submitting any written discovery requests, including without limitation interrogatories, requests for production subpoenas to a party or a third party, or requests for admissions, must prepay the estimated attorneys’ fees and costs, before the responding party has any obligation to produce or respond to the same, unless such obligation is deemed waived as set forth above.

(d) In order to allow a written discovery request, the arbitrator must find that the discovery request satisfies the standards set forth in these Arbitration Provisions and the Utah Rules of Civil Procedure. The arbitrator must strictly enforce these standards. If a discovery request does not satisfy any of the standards set forth in these Arbitration Provisions or the Utah Rules of Civil Procedure, the arbitrator may modify such discovery request to satisfy the applicable standards, or strike such discovery request in whole or in part.

(e) Each party may submit expert reports (and rebuttals thereto), provided that such reports must be submitted within sixty (60) days of the Arbitration Commencement Date. Each party will be allowed a maximum of two (2) experts. Expert reports must contain the following: (i) a complete statement of all opinions the expert will offer at trial and the basis and reasons for them; (ii) the expert’s name and qualifications, including a list of all the expert’s publications within the preceding ten (10) years, and a list of any other cases in which the expert has testified at trial or in a deposition or prepared a report within the preceding ten (10) years; and (iii) the compensation to be paid for the expert’s report and testimony. The parties are entitled to depose any other party’s expert witness one (1) time for no more than four (4) hours. An expert may not testify in a party’s case-in-chief concerning any matter not fairly disclosed in the expert report.

4.6

Dispositive Motions.  Each party shall have the right to submit dispositive motions pursuant Rule 12 or Rule 56 of the Utah Rules of Civil Procedure (a “Dispositive Motion”). The party submitting the Dispositive Motion may, but is not required to, deliver to the arbitrator and to the other party a memorandum in support (the “Memorandum in Support”) of the Dispositive Motion. Within seven (7) calendar days of delivery of the Memorandum in Support, the other party shall deliver to the arbitrator and to the other party a memorandum in opposition to the Memorandum in Support (the “Memorandum in Opposition”). Within seven (7) calendar days of delivery of the Memorandum in Opposition, as applicable, the party that submitted the Memorandum in Support shall deliver to the arbitrator and to the other party a reply memorandum to the Memorandum in Opposition (“Reply Memorandum”). If the applicable party shall fail to deliver the Memorandum in Opposition as required above, or if the other party fails to deliver the Reply Memorandum as required above, then the applicable party shall lose its right to so deliver the same, and the Dispositive Motion shall proceed regardless.

4.7

Confidentiality. All information disclosed by either party (or such party’s agents) during the Arbitration process (including without limitation information disclosed during the discovery process or any Appeal (defined below)) shall be considered confidential in nature. Each party agrees not to disclose any confidential information received from the other party (or its agents) during the Arbitration process (including without limitation during the discovery process or any Appeal) unless (a) prior to or after the time of disclosure such information becomes public knowledge or part of the public domain, not as a result of any inaction or action of the receiving party or its agents, (b) such information is required by a court order, subpoena or similar legal duress to be disclosed if such receiving party has notified the other party thereof in writing and given it a reasonable opportunity to obtain a protective order from a court of competent jurisdiction prior to disclosure, or (c) such information is disclosed to the receiving party’s agents, representatives and legal counsel on a need to know basis who each agree in writing not to disclose such information to any third party. Pursuant to Section 118(5) of the Arbitration Act, the arbitrator is hereby authorized and directed to issue a protective order to prevent the disclosure of privileged information and confidential information upon the written request of either party.

4.8

Authorization; Timing; Scheduling Order. Subject to all other portions of these Arbitration Provisions, the parties hereby authorize and direct the arbitrator to take such actions and make such rulings as may be necessary to carry out the parties’ intent for the Arbitration proceedings to be efficient and expeditious. Pursuant to Section 120 of the Arbitration Act, the parties hereby agree that an Arbitration Award must be made within one hundred twenty (120) calendar days after the Arbitration Commencement

Date. The arbitrator is hereby authorized and directed to hold a scheduling conference within ten (10) calendar days after the Arbitration Commencement Date in order to establish a scheduling order with various binding deadlines for discovery, expert testimony, and the submission of documents by the parties to enable the arbitrator to render a decision prior to the end of such 120-day period.

4.9

Relief. The arbitrator shall have the right to award or include in the Arbitration Award (or in a preliminary ruling) any relief which the arbitrator deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the arbitrator may not award exemplary or punitive damages.

4.10

Fees and Costs. As part of the Arbitration Award, the arbitrator is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration, and (b) reimburse the prevailing party for all reasonable attorneys’ fees, arbitrator costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration.

5.

Arbitration Appeal.

5.1

Initiation of Appeal.  Following the entry of the Arbitration Award, either party (the “Appellant”) shall have a period of thirty (30) calendar days in which to notify the other party (the “Appellee”), in writing, that the Appellant elects to appeal (the “Appeal”) the Arbitration Award (such notice, an “Appeal Notice”) to a panel of arbitrators as provided in Paragraph 5.2 below.  The date the Appellant delivers an Appeal Notice to the Appellee is referred to herein as the “Appeal Date”. The Appeal Notice must be delivered to the Appellee in accordance with the provisions of Paragraph 4.1 above with respect to delivery of an Arbitration Notice.  In addition, together with delivery of the Appeal Notice to the Appellee, the Appellant must also pay for (and provide proof of such payment to the Appellee together with delivery of the Appeal Notice) a bond in the amount of 110% of the sum the Appellant owes to the Appellee as a result of the Arbitration Award the Appellant is appealing.  In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of this Paragraph 5.1, the Appeal will occur as a matter of right and, except as specifically set forth herein, will not be further conditioned.  In the event a party does not deliver an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline prescribed in this Paragraph 5.1, such party shall lose its right to appeal the Arbitration Award.  If no party delivers an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline described in this Paragraph 5.1, the Arbitration Award shall be final.  The parties acknowledge and agree that any Appeal shall be deemed part of the parties’ agreement to arbitrate for purposes of these Arbitration Provisions and the Arbitration Act.

5.2

Selection and Payment of Appeal Panel.  In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of Paragraph 5.1 above, the Appeal will be heard by a three (3) person arbitration panel (the “Appeal Panel”).

(a)

Within ten (10) calendar days after the Appeal Date, the Appellee shall select and submit to the Appellant the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such five (5) designated persons hereunder are referred to herein as the “Proposed Appeal Arbitrators”). For the avoidance of doubt, each Proposed Appeal Arbitrator must be qualified as a “neutral” with Utah ADR Services, and shall not be the arbitrator who rendered the Arbitration Award being appealed (the “Original Arbitrator”). Within five (5) calendar days after the Appellee has submitted to the Appellant the names of the Proposed Appeal Arbitrators, the Appellant must select, by written notice to the Appellee, three (3) of the Proposed Appeal Arbitrators to act as the members of the Appeal Panel. If the Appellant fails to select three (3) of the Proposed Appeal Arbitrators in writing within such 5-day period, then the Appellee may select such three (3) arbitrators from the Proposed Appeal Arbitrators by providing written notice of such selection to the Appellant.

(b)

If the Appellee fails to submit to the Appellant the names of the Proposed Appeal Arbitrators within ten (10) calendar days after the Appeal Date pursuant to subparagraph (a) above, then the Appellant may at any time prior to the Appellee so designating the Proposed Appeal Arbitrators, identify the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service (none of whom may be the Original Arbitrator) by written notice to the Appellee.  The Appellee may then, within five

(5) calendar days after the Appellant has submitted notice of its selected arbitrators to the Appellee, select, by written notice to the Appellant, three (3) of such selected arbitrators to serve on the Appeal Panel. If the Appellee fails to select in writing within such 5-day period three (3) of the arbitrators selected by the Appellant to serve as the members of the Appeal Panel, then the Appellant may select the three (3) members of the Appeal Panel from the Appellant’s list of five (5) arbitrators by providing written notice of such selection to the Appellee.

(c)

If a selected Proposed Appeal Arbitrator declines or is otherwise unable to serve, then the party that selected such Proposed Appeal Arbitrator may select one (1) of the other five (5) designated Proposed Appeal Arbitrators within three (3) calendar days of the date a chosen Proposed Appeal Arbitrator declines or notifies the parties he or she is unable to serve as an arbitrator. If at least three (3) of the five (5) designated Proposed Appeal Arbitrators decline or are otherwise unable to serve, then the Proposed Appeal Arbitrator selection process shall begin again in accordance with this Paragraph 5.2; provided, however, that any Proposed Appeal Arbitrators who have already agreed to serve shall remain on the Appeal Panel.

(d)

The date that all three (3) Proposed Appeal Arbitrators selected pursuant to this Paragraph 5.2 agree in writing (including via email) delivered to both the Appellant and the Appellee to serve as members of the Appeal Panel hereunder is referred to herein as the “Appeal Commencement Date”.  No later than five (5) calendar days after the Appeal Commencement Date, the Appellee shall designate in writing (including via email) to the Appellant and the Appeal Panel the name of one (1) of the three (3) members of the Appeal Panel to serve as the lead arbitrator in the Appeal proceedings. Each member of the Appeal Panel shall be deemed an arbitrator for purposes of these Arbitration Provisions and the Arbitration Act, provided that, in conducting the Appeal, the Appeal Panel may only act or make determinations upon the approval or vote of no less than the majority vote of its members, as announced or communicated by the lead arbitrator on the Appeal Panel.  If an arbitrator on the Appeal Panel ceases or is unable to act during the Appeal proceedings, a replacement arbitrator shall be chosen in accordance with Paragraph 5.2 above to continue the Appeal as a member of the Appeal Panel.  If Utah ADR Services ceases to exist or to provide a list of neutrals, then the arbitrators for the Appeal Panel shall be selected under the then prevailing rules of the American Arbitration Association.

(d)

Subject to Paragraph 5.7 below, the cost of the Appeal Panel must be paid entirely by the Appellant.

5.3

Appeal Procedure.  The Appeal will be deemed an appeal of the entire Arbitration Award. In conducting the Appeal, the Appeal Panel shall conduct a de novo review of all Claims described or otherwise set forth in the Arbitration Notice.  Subject to the foregoing and all other provisions of this Paragraph 5, the Appeal Panel shall conduct the Appeal in a manner the Appeal Panel considers appropriate for a fair and expeditious disposition of the Appeal, may hold one or more hearings and permit oral argument, and may review all previous evidence and discovery, together with all briefs, pleadings and other documents filed with the Original Arbitrator (as well as any documents filed with the Appeal Panel pursuant to Paragraph 5.4(a) below).  Notwithstanding the foregoing, in connection with the Appeal, the Appeal Panel shall not permit the parties to conduct any additional discovery or raise any new Claims to be arbitrated, shall not permit new witnesses or affidavits, and shall not base any of its findings or determinations on the Original Arbitrator’s findings or the Arbitration Award.

5.4

Timing.

 (a)

Within seven (7) calendar days of the Appeal Commencement Date, the Appellant (i) shall deliver or cause to be delivered to the Appeal Panel copies of the Appeal Notice, all discovery conducted in connection with the Arbitration, and all briefs, pleadings and other documents filed with the Original Arbitrator (which material Appellee shall have the right to review and supplement if necessary), and (ii) may, but is not required to, deliver to the Appeal Panel and to the Appellee a Memorandum in Support of the Appellant’s arguments concerning or position with respect to all Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration. Within seven (7) calendar days of the Appellant’s delivery of the Memorandum in Support, as applicable, the Appellee shall deliver to the Appeal Panel and to the Appellant a Memorandum in Opposition to the Memorandum in Support. Within seven (7) calendar days of the Appellee’s delivery of the Memorandum in Opposition, as applicable, the Appellant shall deliver to the Appeal Panel and to the Appellee a Reply Memorandum to the Memorandum in Opposition. If the Appellant shall fail to substantially comply with the requirements of clause (i) of this subparagraph (a), the Appellant shall lose its right to appeal the Arbitration Award, and the Arbitration Award shall be final.  If the Appellee shall fail to deliver the Memorandum in Opposition as required above, or if the Appellant shall fail to deliver the Reply Memorandum as required above, then the Appellee or the Appellant, as the case may be, shall lose its right to so deliver the same, and the Appeal shall proceed regardless.

(b)

Subject to subparagraph (a) above, the parties hereby agree that the Appeal must be heard by the Appeal Panel within thirty (30) calendar days of the Appeal Commencement Date, and that the Appeal Panel must render its decision within thirty (30) calendar days after the Appeal is heard (and in no event later than sixty (60) calendar days after the Appeal Commencement Date).

5.5

Appeal Panel Award.  The Appeal Panel shall issue its decision (the “Appeal Panel Award”) through the lead arbitrator on the Appeal Panel.  Notwithstanding any other provision contained herein, the Appeal Panel Award shall (a) supersede in its entirety and make of no further force or effect the Arbitration Award (provided that any protective orders issued by the Original Arbitrator shall remain in full force and effect), (b) be final and binding upon the parties, with no further rights of appeal, (c) be the sole and exclusive remedy between the parties regarding any Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration, and (d) be promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards).  Any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Appeal Panel Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Appeal Panel Award shall include Default Interest (with respect to monetary awards) at the rate specified in the Note for Default Interest both before and after the Arbitration Award. Judgment upon the Appeal Panel Award will be entered and enforced by a state or federal court sitting in Salt Lake County, Utah.

5.6

Relief.  The Appeal Panel shall have the right to award or include in the Appeal Panel Award any relief which the Appeal Panel deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the Appeal Panel may not award exemplary or punitive damages.

5.7

Fees and Costs.  As part of the Appeal Panel Award, the Appeal Panel is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration and the Appeal Panel, and (b) reimburse the prevailing party (the party being awarded the most amount of money by the Appeal Panel,  which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any part) the reasonable attorneys’ fees, arbitrator and Appeal Panel costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration (including without limitation in connection with the Appeal).

6.

Miscellaneous.

6.1

Severability. If any part of these Arbitration Provisions is found to violate or be illegal under applicable law, then such provision shall be modified to the minimum extent necessary to make such provision enforceable under applicable law, and the remainder of the Arbitration Provisions shall remain unaffected and in full force and effect.

6.2

Governing Law.  These Arbitration Provisions shall be governed by the laws of the State of Utah without regard to the conflict of laws principles therein.

6.3

Interpretation.  The headings of these Arbitration Provisions are for convenience of reference only and shall not form part of, or affect the interpretation of, these Arbitration Provisions.

6.4

Waiver. No waiver of any provision of these Arbitration Provisions shall be effective unless it is in the form of a writing signed by the party granting the waiver.

6.5

Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of these Arbitration Provisions.

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SECURED CONVERTIBLE PROMISSORY NOTE

Effective Date: August 4, 2016

U.S. $610,000.00

FOR VALUE RECEIVED, GLOBAL BOATWORKS HOLDINGS, INC., a Florida corporation (“Company”), and GLOBAL BOATWORKS LLC, a Florida limited liability company (“Boatworks”, and together with Company, “Borrower”), each with an address of 2637 Atlantic Blvd. #134, Pompano Beach, Florida 33062, promise to pay to TONAQUINT, INC., a Utah corporation, or its successors or assigns (“Lender”), with an address of 303 East Wacker Drive, Suite 1040, Chicago, Illinois 60601, up to $610,000.00 (or such other amount as may be advanced to Borrower) and any interest, fees, charges, and late fees accrued hereunder on the date that is six (6) months after the Purchase Price Date (the “Maturity Date”). This Secured Convertible Promissory Note (this “Note”) is issued and made effective as of August 4, 2016 (the “Effective Date”). This Note is issued pursuant to that certain Securities Purchase Agreement dated August 4, 2016, as the same may be amended from time to time, by and between Borrower and Lender (the “Purchase Agreement”). Certain capitalized terms used herein are defined in Attachment 1 attached hereto and incorporated herein by this reference.

This Note carries an OID of $100,000.00; provided, however, that the OID shall be applied on a pro rata basis and shall only be earned with respect to portions of the Purchase Price (as defined below) that are actually delivered to Borrower (including without limitation any Additional Purchase Price (as defined in the Purchase Agreement) delivered to Borrower). In addition, Borrower agrees to pay $10,000.00 to Lender to cover Lender’s legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of this Note (the “Transaction Expense Amount”), all of which amount is included in the initial principal balance of this Note and is fully earned upon the issuance of this Note. The purchase price for this Note and the Origination Shares (as defined in the Purchase Agreement) shall be $500,000.00 (the “Purchase Price”), computed as follows: $610,000.00 original principal balance, less the OID, less the Transaction Expense Amount.

The Purchase Price shall be payable by Lender by wire transfer of immediately available funds; provided, however, that only the Initial Cash Purchase Price (as defined in the Purchase Agreement) will be payable at Closing. The remainder of the Purchase Price will be payable, if at all, in Lender’s sole discretion in accordance with the terms of the Purchase Agreement. In the event Lender delivers any Additional Purchase Price to Borrower, then in such event, following delivery of such Additional Purchase Price to Borrower, the portion of the OID attributable to such Additional Purchase Price shall be immediately and automatically deemed to be fully earned and such amount (comprised of both the Additional Purchase Price, the earned OID, and all interest and other amounts earned and attributable to such Additional Purchase Price hereunder) shall be immediately and automatically included in the Conversion Eligible Outstanding Balance.

11.

Prepayment; Interest.

11.1.

Interest. No interest shall accrue on the Outstanding Balance of this Note unless and until an Event of Default (as defined below) occurs. Immediately following the occurrence of any Event of Default, interest shall automatically accrue on the Conversion Eligible Outstanding Balance beginning on the date the applicable Event of Default occurred at an interest rate equal to the lesser of 22% per annum or the maximum rate permitted under applicable law. Interest calculated hereunder shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, shall compound daily and shall be payable in accordance with the terms of this Note.

11.2.

Optional Prepayment. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.  Early payments of less than all principal and interest outstanding will not, unless agreed to by Lender in writing, relieve Borrower of any of Borrower’s obligations hereunder.

11.3.

Mandatory Partial Prepayment. Notwithstanding anything to the contrary herein, in the event Borrower sells, transfers, conveys, assigns, or otherwise disposes of the Miss Leah (as defined below), it shall be unconditionally obligated to pay to Lender the sum of $200,000.00 as a partial prepayment to be applied towards the Outstanding Balance. Upon its receipt of such prepayment, Lender covenants and agrees to release its security interest in the Miss Leah; provided that, for the avoidance of doubt, Lender shall have no obligation to release such security interest unless and until it has received such $200,000.00 prepayment.

12.

Security. This Note is secured by the following: (i) that certain Security Agreement of even date herewith, as the same may be amended from time to time (the “Company Security Agreement”), executed by Company in favor of Lender encumbering all of Company’s assets, as more specifically set forth in the Company Security Agreement, all the terms and conditions of which are hereby incorporated into and made a part of this Note (ii) that certain Security Agreement of even date herewith, as the same be amended from time to time (the “Boatworks Security Agreement”), executed by Boatworks in favor of Lender encumbering all of Boatworks’ assets, including without limitation, the whole of the floating custom home/vessel known as the “Miss Leah”, Official Number 1170700, IMO DMM40125F404 (the “Miss Leah”), and the whole of the floating custom home/vessel to be known as the “Luxuria I,” HIN ADX15001J516 (Boatworks is the sole owner of the Miss Leah and will be the sole owner of the Luxuria), as more specifically set forth in the Boatworks Security Agreement, all the terms and conditions of which are hereby incorporated into and made a part of this Note; and (iii) that certain Guaranty, given by Robert Rowe, an officer and affiliate of Company and Boatworks.

13.

Conversion.

13.1.

Conversions. Lender has the right at any time following an Event of Default, at its election, to convert (each instance of conversion is referred to herein as a “Conversion”) all or any part of the Conversion Eligible Outstanding Balance into shares (“Conversion Shares”) of fully paid and non-assessable common stock, $0.0001 par value per share (“Common Stock”), of Company as per the following conversion formula: the number of Conversion Shares equals the amount being converted (the “Conversion Amount”) divided by the Conversion Price (as defined below). Conversion notices in the form attached hereto as Exhibit A (each, a “Conversion Notice”) may be effectively delivered to Company by any method of Lender’s choice (including but not limited to facsimile, email, mail, overnight courier, or personal delivery), and all Conversions shall be cashless and not require further payment from Lender. Company shall deliver the Conversion Shares from any Conversion to Lender in accordance with Section 7 below.

13.2.

Conversion Price. Subject to the adjustments set forth herein, the conversion price (the “Conversion Price”) for each Conversion shall be equal to 60% (the “Conversion Factor”) multiplied by the lowest Closing Bid Price in the twenty (20) Trading Days immediately preceding the applicable Conversion. Additionally, if at any time after the Effective Date, the Conversion Shares are not DTC Eligible, then the then-current Conversion Factor will automatically be reduced by 5% for all future Conversions. Finally, in addition to the Default Effect, if any Major Default occurs after the Effective Date (other than an Event of Default for failure to pay the Conversion Eligible Outstanding Balance on the Maturity Date), the Conversion Factor shall automatically be reduced for all future Conversions by an additional 5% for each of the first three (3) Major Defaults that occur after the Effective Date (for the avoidance of doubt, each occurrence of any Major Default shall be deemed to be a separate occurrence for purposes of the foregoing reductions in Conversion Factor, even if the same Major Default occurs three

(3) separate times). For example, the first time the Conversion Shares are not DTC Eligible, the Conversion Factor for future Conversions thereafter will be reduced from 60% to 55% for purposes of this example. If, thereafter, there are three (3) separate occurrences of a Major Default pursuant to Section 4.1(a), then for purposes of this example the Conversion Factor would be reduced by 5% for the first such occurrence, and so on for each of the second and third occurrences of such Major Default.

14.

Defaults and Remedies.

14.1.

Defaults. The following are events of default under this Note (each, an “Event of Default”): (26) Borrower fails to pay any principal, interest, fees, charges, or any other amount when due and payable hereunder; (27) Company fails to deliver any Conversion Shares in accordance with the terms hereof; (28) a receiver, trustee or other similar official shall be appointed over Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; (29) Borrower becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; (30) Borrower makes a general assignment for the benefit of creditors; (31) Borrower files a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); (32) an involuntary bankruptcy proceeding is commenced or filed against Borrower; (33) Borrower defaults or otherwise fail to observe or perform any covenant, obligation, condition or agreement of Borrower contained herein or in any other Transaction Document (as defined in the Purchase Agreement), other than those specifically set forth in this Section 4.1 and Section 4 of the Purchase Agreement; (34) any representation, warranty or other statement made or furnished by or on behalf of Borrower to Lender herein, in any Transaction Document, or otherwise in connection with the issuance of this Note is false, incorrect, incomplete or misleading in any material respect when made or furnished; (35) the occurrence of a Fundamental Transaction without Lender’s prior written consent; (36) Company fails to maintain the Share Reserve as required under the Purchase Agreement; (37) Company effectuates a reverse split of its Common Stock without twenty (20) Trading Days prior written notice to Lender; (38) any money judgment, writ or similar process is entered or filed against Borrower or any subsidiary of Borrower or any of its property or other assets for more than $100,000.00, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) calendar days unless otherwise consented to by Lender; (39) Company’s Common Stock fails to be DTC Eligible; (40) Borrower fails to observe or perform any covenant set forth in Section 4 of the Purchase Agreement, or (41) Borrower breaches any covenant or other term or condition contained in any Other Agreements.

14.2.

Remedies. At any time and from time to time after Lender becomes aware of the occurrence of any Event of Default, Lender may accelerate this Note by written notice to Borrower, with the Conversion Eligible Outstanding Balance becoming immediately due and payable in cash at the Mandatory Default Amount. Notwithstanding the foregoing, at any time following the occurrence of any Event of Default, Lender may, at its option, elect to increase the Outstanding Balance by applying the Default Effect (subject to the limitation set forth below) via written notice to Borrower without accelerating the Conversion Eligible Outstanding Balance, in which event the Outstanding Balance shall be increased as of the date of the occurrence of the applicable Event of Default pursuant to the Default Effect, but the Conversion Eligible Outstanding Balance shall not be immediately due and payable unless so declared by Lender (for the avoidance of doubt, if Lender elects to apply the Default Effect pursuant to this sentence, it shall reserve the right to declare the Conversion Eligible Outstanding Balance immediately due and payable at any time and no such election by Lender shall be deemed to be a waiver of its right to declare the Conversion Eligible Outstanding Balance immediately due and payable as set forth herein unless otherwise agreed to by Lender in writing). Notwithstanding the foregoing, upon the occurrence of any Event of Default described in clauses (c), (d), (e), (f) or (g) of Section 4.1, the Conversion Eligible Outstanding Balance as of the date of acceleration shall become immediately and automatically due and payable in cash at the Mandatory Default Amount, without any written notice required by Lender. For the avoidance of doubt, Lender may continue making Conversions at any time following an Event of Default until such time as the Conversion Eligible Outstanding Balance is paid in full. Borrower further acknowledges and agrees that Lender may continue making Conversions following any judgment or arbitration award granted in favor of Lender until such time that the entire judgment amount or arbitration award is paid in full. In such event, Borrower and Lender agree that it is their expectation that any such judgment amount or arbitration award that is converted will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144 and Borrower agrees that it will not take a contrary position in any filing, document, letter, agreement or setting. In furtherance of the foregoing, Borrower and Lender agree that all provisions of this Note and the other Transaction Documents related to Conversions (including without limitation Sections 3, 4, 7, 8, and 9 of this Note as well as the TA Letter (as defined in the Purchase Agreement) and the Share Issuance Resolution (as defined in the Purchase Agreement)) shall survive any termination of such documents in conjunction with any judgment or arbitration award granted with respect to this Note or any other Transaction Document. Additionally, following the occurrence of any Event of Default, Borrower may, at its option, pay any Conversion in cash instead of Conversion Shares by paying to Lender on or before the applicable Delivery Date (as defined below) a cash amount equal to the number of Conversion Shares set forth in the applicable Conversion Notice multiplied by the highest intra-day trading price of the Common Stock that occurs during the period beginning on the date the applicable Event of Default occurred and ending on the date of the applicable Conversion Notice. In connection with acceleration described herein, Lender need not provide, and Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Lender at any time prior to payment hereunder and Lender shall have all rights as a holder of the Note until such time, if any, as Lender receives full payment pursuant to this Section 4.2. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Nothing herein shall limit Lender’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to Company’s failure to timely deliver Conversion Shares upon Conversion of the Notes as required pursuant to the terms hereof.

14.3.

Unconditional Obligation; No Offset. Borrower acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments or Conversions called for herein in accordance with the terms of this Note.

15.

Waiver. No waiver of any provision of this Note shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

16.

Effect of Certain Events.

16.1.

Adjustment Due to Distribution. If Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to Company’s stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then Lender shall be entitled, upon any conversion of this Note after the date of record for determining stockholders entitled to such Distribution, to receive the amount of such assets which would have been payable to Lender with respect to the shares of Common Stock issuable upon such conversion had Lender been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution.

16.2.

Adjustments for Stock Split. Notwithstanding anything herein to the contrary, any references to share numbers or share prices shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction.

17.

Method of Conversion Share Delivery. On or before the close of business on the third (3rd) Trading Day following the date of delivery of a Conversion Notice (the “Delivery Date”), Company shall deliver or cause to be delivered to Lender or its broker (as designated in the Conversion Notice), via reputable overnight courier, a certificate or certificates representing the aggregate number of Conversion Shares to which Lender shall be entitled, registered in the name of Lender or its designee. For the avoidance of doubt, Company has not met its obligation to deliver Conversion Shares by the Delivery Date unless Lender or its broker, as applicable, has actually received the certificate representing the applicable Conversion Shares no later than the close of business on the relevant Delivery Date pursuant to the terms set forth above. Moreover, and notwithstanding anything to the contrary herein or in any other Transaction Document, in the event Company or its transfer agent refuses to deliver any Conversion Shares to Lender on grounds that such issuance is in violation of Rule 144 under the Securities Act of 1933, as amended (“Rule 144”), Company shall deliver or cause its transfer agent to deliver the applicable Conversion Shares to Lender with a restricted securities legend, but otherwise in accordance with the provisions of this Section 7. In conjunction therewith, Company will also deliver to Lender a written opinion from its counsel or its transfer agent’s counsel opining as to why the issuance of the applicable Conversion Shares violates Rule 144.

18.

Conversion Delays. If Company fails to deliver Conversion Shares in accordance with the timeframe stated in Section 7, Lender, at any time prior to selling all of those Conversion Shares, may rescind in whole or in part that particular Conversion attributable to the unsold Conversion Shares, with a corresponding increase to the Outstanding Balance (any returned amount will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144). In addition, for each Conversion, in the event that Conversion Shares are not delivered by the fourth Trading Day (inclusive of the day of the Conversion), a late fee equal to the greater of (a) $500.00 and (b) 2% of the applicable Conversion Share Value rounded to the nearest multiple of $100.00 (but in any event the cumulative amount of such late fees for each Conversion shall not exceed 200% of the applicable Conversion Share Value) will be assessed for each day after the third Trading Day (inclusive of the day of the Conversion) until Conversion Share delivery is made; and such late fee will be added to the Outstanding Balance (such fees, the “Conversion Delay Late Fees”). For illustration purposes only, if Lender delivers a Conversion Notice to Company pursuant to which Company is required to deliver 100,000 Conversion Shares to Lender and on the Delivery Date such Conversion Shares have a Conversion Share Value of $20,000.00 (assuming a Closing Trade Price on the Delivery Date of $0.20 per share of Common Stock), then in such event a Conversion Delay Late Fee in the amount of $500.00 per day (the greater of $500.00 per day and $20,000.00 multiplied by 2%, which is $400.00) would be added to the Outstanding Balance of the Note until such Conversion Shares are delivered to Lender. For purposes of this example, if the Conversion Shares are delivered to Lender twenty (20) days after the applicable Delivery Date, the total Conversion Delay Late Fees that would be added to the Outstanding Balance would be $10,000.00 (20 days multiplied by $500.00 per day). If the Conversion Shares are delivered to Lender one hundred (100) days after the applicable Delivery Date, the total Conversion Delay Late Fees that would be added to the Outstanding Balance would be $40,000.00 (100 days multiplied by $500.00 per day, but capped at 200% of the Conversion Share Value).

19.

Ownership Limitation. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, if at any time Lender shall or would be issued shares of Common Stock under any of the Transaction Documents, but such issuance would cause Lender (together with its affiliates) to beneficially own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (including for such purpose the shares of Common Stock issuable upon such issuance) (the “Maximum Percentage”), then Company must not issue to Lender shares of Common Stock which would exceed the Maximum Percentage. For purposes of this section, beneficial ownership of Common Stock will be determined pursuant to Section 13(d) of the 1934 Act. The shares of Common Stock issuable to Lender that would cause the Maximum Percentage to be exceeded are referred to herein as the “Ownership Limitation Shares”. Company will reserve the Ownership Limitation Shares for the exclusive benefit of Lender. From time to time, Lender may notify Company in writing of the number of the Ownership Limitation Shares that may be issued to Lender without causing Lender to exceed the Maximum Percentage. Upon receipt of such notice, Company shall be unconditionally obligated to immediately issue such designated shares to Lender, with a corresponding reduction in the number of the Ownership Limitation Shares. Notwithstanding the foregoing, the term “4.99%” above shall be replaced with “9.99%” at such time as the Market Capitalization is less than $10,000,000.00. Notwithstanding any other provision contained herein, if the term “4.99%” is replaced with “9.99%” pursuant to the preceding sentence, such increase to “9.99%” shall remain at 9.99% until increased, decreased or waived by Lender as set forth below. By written notice to Company, Lender may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all affiliates and assigns of Lender.

20.

Payment of Collection Costs. If this Note is placed in the hands of an attorney for collection or enforcement prior to commencing arbitration or legal proceedings, or is collected or enforced through any arbitration or legal proceeding, or Lender otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note, then Borrower shall pay the costs incurred by Lender for such collection, enforcement or action including, without limitation, attorneys’ fees and disbursements. Borrower also agrees to pay for any costs, fees or charges of its transfer agent that are charged to Lender pursuant to any Conversion or issuance of shares pursuant to this Note.

21.

Opinion of Counsel. In the event that an opinion of counsel is needed for any matter related to this Note, Lender has the right to have any such opinion provided by its counsel. Lender also has the right to have any such opinion provided by Borrower’s counsel.

22.

Governing Law; Venue. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.

23.

Resolution of Disputes.

23.1.

Arbitration of Disputes. By its acceptance of this Note, each party agrees to be bound by the Arbitration Provisions (as defined in the Purchase Agreement) set forth as an exhibit to the Purchase Agreement.

23.2.

Calculation Disputes. Notwithstanding the Arbitration Provisions, in the case of a dispute as to any Calculation (as defined in the Purchase Agreement), such dispute will be resolved in the manner set forth in the Purchase Agreement.

24.

Cancellation. After repayment or conversion of the entire Conversion Eligible Outstanding Balance, this Note shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued.

25.

Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Note.

26.

Assignments. Borrower may not assign this Note without the prior written consent of Lender. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by Lender without the consent of Borrower.

27.

Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Note and the documents and instruments entered into in connection herewith.

28.

Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the Purchase Agreement titled “Notices.”

29.

Liquidated Damages. Lender and Borrower agree that in the event Borrower fails to comply with any of the terms or provisions of this Note, Lender’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates, future share prices, future trading volumes and other relevant factors. Accordingly, Lender and Borrower agree that any fees, balance adjustments, or other charges assessed under this Note are not penalties but instead are intended by the parties to be, and shall be deemed, liquidated damages (under Lender’s and Borrower’s expectations that any such liquidated damages will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144).

30.

Waiver of Jury Trial. EACH OF LENDER AND BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.

31.

Voluntary Agreement. Borrower has carefully read this Note and has asked any questions needed for Borrower to understand the terms, consequences and binding effect of this Note and fully understand them. Borrower has had the opportunity to seek the advice of an attorney of Borrower’s choosing, or has waived the right to do so, and is executing this Note voluntarily and without any duress or undue influence by Lender or anyone else.

32.

Severability. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of Borrower and Lender to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the Effective Date.

COMPANY:

GLOBAL BOATWORKS HOLDINGS, INC.

By:

Name:

Title:

BOATWORKS:

GLOBAL BOATWORKS LLC

By:

Name:

Title:

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

TONAQUINT, INC.

By: _________________________

       John M. Fife, President

STATE OF FLORIDA

)

:ss

COUNTY OF __________

)

On this ____ day of ______________, 2016, personally appeared before me ___________________, personally known to me to be ____________________ of Global Boatworks Holdings, Inc., a Florida corporation, who acknowledged before me that he signed the foregoing instrument as ____________________ for said corporation.

WITNESS my hand and official seal.

Notary Public

STATE OF FLORIDA

)

:ss

COUNTY OF __________

)

On this ____ day of ______________, 2016, personally appeared before me ___________________, personally known to me to be ____________________ of Global Boatworks LLC, a Florida limited liability company, who acknowledged before me that he signed the foregoing instrument as ____________________ for said limited liability company.

WITNESS my hand and official seal.

Notary Public

ATTACHMENT 1

DEFINITIONS

For purposes of this Note, the following terms shall have the following meanings:

A1.

“Bloomberg” means Bloomberg L.P. (or if that service is not then reporting the relevant information regarding the Common Stock, a comparable reporting service of national reputation selected by Lender and reasonably satisfactory to Company).

A2.

“Closing Bid Price” and “Closing Trade Price” means the last closing bid price and last closing trade price, respectively, for the Common Stock on its principal market, as reported by Bloomberg, or, if its principal market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of the Common Stock prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if its principal market is not the principal securities exchange or trading market for the Common Stock, the last closing bid price or last trade price, respectively, of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of the Common Stock in the over-the-counter market on the electronic bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for the Common Stock by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for the Common Stock as reported by OTC Markets Group, Inc., and any successor thereto. If the Closing Bid Price or the Closing Trade Price cannot be calculated for the Common Stock on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Trade Price (as the case may be) of the Common Stock on such date shall be the fair market value as mutually determined by Lender and Company. If Lender and Company are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved in accordance with the procedures in Section 13.2. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

A3.

“Conversion Eligible Outstanding Balance” means the Outstanding Balance of this Note less (i) any portion of the Maximum Additional Purchase Price (as defined in the Purchase Agreement) that has not been delivered to Borrower, and (ii) the amount of the OID that has not yet been earned (i.e., the portion of the OID allocated to the unfunded portion of the Maximum Additional Purchase Price).

A4.

“Default Effect” means multiplying the Conversion Eligible Outstanding Balance as of the date the applicable Event of Default occurred by (a) 15% for each occurrence of any Major Default, or (b) 5% for each occurrence of any Minor Default, and then adding the resulting product to the Outstanding Balance as of the date the applicable Event of Default occurred, with the sum of the foregoing then becoming the Outstanding Balance under this Note as of the date the applicable Event of Default occurred; provided that the Default Effect may only be applied three (3) times hereunder with respect to Major Defaults and three (3) times hereunder with respect to Minor Defaults; and provided further that the Default Effect shall not apply to any Event of Default pursuant to Section 4.1(b) hereof.

A5.

“DTC” means the Depository Trust Company or any successor thereto.

A6.

“DTC Eligible” means, with respect to the Common Stock, that such Common Stock is eligible to be deposited in certificate form at the DTC, cleared and converted into electronic shares by the DTC and held in the name of the clearing firm servicing Lender’s brokerage firm for the benefit of Lender.

A7.

“Fundamental Transaction” means that (a) (i) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consolidate or merge with or into (whether or not Borrower or any of its subsidiaries is the surviving corporation) any other person or entity, or (ii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other person or entity, or (iii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, allow any other person or entity to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the person or persons making or party to, or associated or affiliated with the persons or entities making or party to, such purchase, tender or exchange offer), or (iv) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other person or entity whereby such other person or entity acquires more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock or share purchase agreement or other business combination), or (v) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, reorganize, recapitalize or reclassify the Common Stock, other than an increase in the number of authorized shares of Company’s Common Stock or Boatworks’s membership units or interests, or (b) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of Company.

A8.

“Major Default” means any Event of Default occurring under Sections 4.1(a), 4.1(k), or 4.1(o) of this Note.

A9.

“Mandatory Default Amount” means the greater of (a) the Outstanding Balance divided by the Conversion Price on the date the Mandatory Default Amount is demanded, multiplied by the VWAP on the date the Mandatory Default Amount is demanded, or (b) the Outstanding Balance following the application of the Default Effect.

A10.

“Market Capitalization” means a number equal to (a) the average VWAP of the Common Stock for the immediately preceding fifteen (15) Trading Days, multiplied by (b) the aggregate number of outstanding shares of Common Stock as reported on Company’s most recently filed Form 10-Q or Form 10-K.

A11.

“Minor Default” means any Event of Default that is not a Major Default.

A12.

“OID” means an original issue discount.

A13.

“Other Agreements” means, collectively, (a) all existing and future agreements and instruments between, among or by Borrower (or an affiliate), on the one hand, and Lender (or an affiliate), on the other hand, and (b) any financing agreement or a material agreement that affects Borrower’s ongoing business operations.

A14.

“Outstanding Balance” means as of any date of determination, the Purchase Price, as reduced or increased, as the case may be, pursuant to the terms hereof for payment, Conversion, offset, or otherwise, plus the OID, the Transaction Expense Amount, accrued but unpaid interest, collection and enforcements costs (including attorneys’ fees) incurred by Lender, transfer, stamp, issuance and similar taxes and fees related to Conversions, and any other fees or charges (including without limitation Conversion Delay Late Fees) incurred under this Note.

A15.

“Purchase Price Date” means the date the Initial Cash Purchase Price is delivered by Lender to Borrower.

A16.

“Trading Day” means any day on which the New York Stock Exchange is open for trading.

A17.

“VWAP” means the volume weighted average price of the Common stock on the principal market for a particular Trading Day or set of Trading Days, as the case may be, as reported by Bloomberg.

EXHIBIT A

Tonaquint, Inc.

303 East Wacker Drive, Suite 1040

Chicago, Illinois 60601

Global Boatworks Holdings, Inc.

Date: __________________

Attn: Robert Rowe, CEO

2637 Atlantic Blvd. #134

Pompano Beach, Florida 33062

CONVERSION NOTICE

The above-captioned Lender hereby gives notice to Global Boatworks Holdings, Inc., a Florida corporation (the “Borrower”), pursuant to that certain Secured Convertible Promissory Note made by Borrower in favor of Lender on August 4, 2016 (the “Note”), that Lender elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of Borrower as of the date of conversion specified below. Said conversion shall be based on the Conversion Price set forth below. In the event of a conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.

Date of Conversion:

____________

B.

Conversion #:

 ____________

C.

Conversion Amount:

 ____________

D.

Conversion Price:  _______________

E.

Conversion Shares:  _______________ (C divided by D)

F.

Remaining Outstanding Balance of Note:  ____________*

G.

Remaining Conversion Eligible Outstanding Balance of Note:  ____________*

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Conversion Notice and such Transaction Documents.

So that DTC processing can begin, please deliver, via reputable overnight courier, a certificate representing DTC Eligible Conversion Shares to:

Name:

_____________________________________

Address:

_____________________________________

_____________________________________

To the extent the Conversion Shares are not DTC Eligible, please deliver, via reputable overnight courier, a certificate representing the non-DTC Eligible Conversion Shares to the party at the address set forth above.

Sincerely,

Lender:

TONAQUINT, INC.

By: _________________________

       John M. Fife, President

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of August 4, 2016, is executed by Global Boatworks Holdings, Inc., a Florida corporation (“Debtor”), in favor of Tonaquint, Inc., a Utah corporation (“Secured Party”).

A.

Debtor, together with Global Boatworks LLC, a Florida limited liability company and subsidiary of Debtor, has issued to Secured Party a certain Secured Convertible Promissory Note of even date herewith, as may be amended from time to time, in the original face amount of $610,000.00 (the “Note”).

B.

In order to induce Secured Party to extend the credit evidenced by the Note, Debtor has agreed to enter into this Agreement and to grant Secured Party a security interest in the Collateral (as defined below).

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:

33.

Definitions and Interpretation. When used in this Agreement, the following terms have the following respective meanings:

“Collateral” has the meaning given to that term in Section 2 hereof.

“Lien” shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the UCC or comparable law of any jurisdiction.

“Intellectual Property” means all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses (software or otherwise), information,  know-how,  inventions, discoveries, published and unpublished works of authorship, processes, any and all other proprietary rights, and all rights corresponding to all of the foregoing throughout the world, now owned and existing or hereafter arising, created or acquired.

“Obligations” means (a) all loans, advances, future advances, debts, liabilities and obligations, howsoever arising, owed by Debtor to Secured Party or any affiliate of Secured Party of every kind and description, now existing or hereafter arising, whether created by the Note, this Agreement, that certain Securities Purchase Agreement of even date herewith, entered into by and between Debtor and Secured Party (the “Purchase Agreement”), any other Transaction Documents (as defined in the Purchase Agreement), any other promissory note issued by Debtor in favor of Secured Party (or any affiliate of Secured Party), any modification or amendment to any of the foregoing, guaranty of payment or other contract or by a quasi-contract, tort, statute or other operation of law, whether incurred or owed directly to Secured Party or as an affiliate of Secured Party or acquired by Secured Party or an affiliate of Secured Party by purchase, pledge or otherwise, (b) all costs and expenses, including attorneys’ fees, incurred by Secured Party or any affiliate of Secured Party in connection with the Note or in connection with the collection or enforcement of any portion of the indebtedness, liabilities or obligations described in the foregoing clause (a), (c) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Agreement, and (d) the performance of the covenants and agreements of Debtor contained in this Agreement and all other Transaction Documents.

“Permitted Liens” means (a) Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established, and (b) Liens in favor of Secured Party under this Agreement or arising under the other Transaction Documents.

“UCC” means the Uniform Commercial Code as in effect in the state whose laws would govern the security interest in, including without limitation the perfection thereof, and foreclosure of the applicable Collateral.

Unless otherwise defined herein, all terms defined in the UCC have the respective meanings given to those terms in the UCC.

34.

Grant of Security Interest. As security for the Obligations, Debtor hereby pledges to Secured Party and grants to Secured Party a security interest in all right, title, interest, claims and demands of Debtor in and to the property described in Schedule A hereto, and all replacements, proceeds, products, and accessions thereof (collectively, the “Collateral”).

35.

Authorization to File Financing Statements. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction or other jurisdiction of Debtor or its subsidiaries (including without limitation Florida) any financing statements or documents having a similar effect and amendments thereto that provide any other information required by the Uniform Commercial Code (or similar law of any non-United States jurisdiction, if applicable) of such state or jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Debtor is an organization, the type of organization and any organization identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon Secured Party’s request.

36.

General Representations and Warranties. Debtor represents and warrants to Secured Party that (a) Debtor is the owner of the Collateral and that no other person has any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens, (b) upon the filing of UCC-1 financing statements with the Florida Secretary of State, Secured Party shall have a perfected first-position security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing, except for Permitted Liens; (c) Debtor has received at least a reasonably equivalent value in exchange for entering into this Agreement, (d) Debtor is not insolvent, as defined in any applicable state or federal statute, nor will Debtor be rendered insolvent by the execution and delivery of this Agreement to Secured Party; and (e) as such, this Agreement is a valid and binding obligation of Debtor.

37.

Additional Covenants. Debtor hereby agrees:

37.1.

to perform all acts that may be necessary to maintain, preserve, protect and perfect in the Collateral, the Lien granted to Secured Party therein, and the perfection and priority of such Lien;

37.2.

to procure, execute (including endorse, as applicable), and deliver from time to time any endorsements, assignments, financing statements, certificates of title, and all other instruments, documents and/or writings reasonably deemed necessary or appropriate by Secured Party to perfect, maintain and protect Secured Party’s Lien hereunder and the priority thereof;

37.3.

to provide at least fifteen (15) days prior written notice to Secured Party of any of the following events: (a) any changes or alterations of Debtor’s name, (b) any changes with respect to Debtor’s address or principal place of business, and (c) the formation of any subsidiaries of Debtor;

37.4.

upon the occurrence of an Event of Default (as defined in the Note) under the Note and, thereafter, at Secured Party’s request, to endorse (up to the outstanding amount under such promissory notes at the time of Secured Party’s request), assign and deliver any promissory notes included in the Collateral to Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time specify;

37.5.

to the extent the Collateral is not delivered to Secured Party pursuant to this Agreement, to keep the Collateral at the principal office of Debtor (unless otherwise agreed to by Secured Party in writing), and not to relocate the Collateral to any other locations without the prior written consent of Secured Party;

37.6.

not to sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein (other than inventory in the ordinary course of business); provided, however, that Debtor shall be permitted to sell its floating custom home/vessel known as the “Miss Leah” so long as it pays to Secured Party the sum of $200,000.00 (to be applied towards the Obligations) as a condition to, and in connection with the sale of such floating custom home/vessel;

37.7.

not to, directly or indirectly, allow, grant or suffer to exist any Lien upon any of the Collateral, other than Permitted Liens;

37.8.

not to grant any license or sublicense under any of its Intellectual Property, or enter into any other agreement with respect to any of its Intellectual Property, except in the ordinary course of Debtor’s business;

37.9.

to the extent commercially reasonable and in Debtor’s good faith business judgment: (a) to file and prosecute diligently any patent, trademark or service mark applications pending as of the date hereof or hereafter until all Obligations shall have been paid in full, (b) to make application on unpatented but patentable inventions and on trademarks and service marks, (c) to preserve  and maintain all rights in all of its Intellectual Property, and (d) to ensure that all of its Intellectual Property is and remains enforceable. Any and all costs and expenses incurred in connection with each of Debtor’s obligations under this Section 5.9 shall be borne by Debtor. Debtor shall not knowingly and unreasonably abandon any right to file a patent, trademark or service mark application, or abandon any pending patent application, or any other of its Intellectual Property, without the prior written consent of Secured Party except for Intellectual Property that Debtor determines, in the exercise of its good faith business judgment, is not or is no longer material to its business;

37.10.

upon the request of Secured Party at any time or from time to time, and at the sole cost and expense (including, without limitation, reasonable attorneys’ fees) of Debtor, Debtor shall take all actions and execute and deliver any and all instruments, agreements, assignments, certificates and/or documents reasonably required by Secured Party to collaterally assign any and all of Debtor’s foreign patent, copyright and trademark registrations and applications now owned or hereafter acquired to and in favor of Secured Party; and

37.11.

at any time amounts paid by Secured Party under the Transaction Documents are used to purchase Collateral, Debtor shall perform all acts that may be necessary, and otherwise fully cooperate with Secured Party, to cause (a) any such amounts paid by Secured Party to be disbursed directly to the sellers of any such Collateral, (b) all certificates of title pertaining to such Collateral (as applicable) to be properly filed and reissued to reflect Secured Party’s Lien on such Collateral, and (c) all such reissued certificates of title to be delivered to and held by Secured Party.

38.

Authorized Action by Secured Party. Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact (which appointment is coupled with an interest) and agrees that Secured Party may perform (but Secured Party shall not be obligated to and shall incur no liability to Debtor or any third party for failure so to do) any act which Debtor is obligated by this Agreement to perform, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) make any compromise or settlement, and take any action Secured Party deems advisable, with respect to the Collateral, including without limitation bringing a suit in Secured Party’s own name to enforce any Intellectual Property; (d) endorse Debtor’s name on all applications, documents, papers and instruments necessary or desirable for Secured Party in the use of any Intellectual Property; (e) grant or issue any exclusive or non-exclusive license under any Intellectual Property to any person or entity; (f) assign, pledge, sell, convey or otherwise transfer title in or dispose of any Intellectual Property to any person or entity; (g) cause the Commissioner of Patents and Trademarks, United States Patent and Trademark Office (or as appropriate, such equivalent agency in foreign countries) to issue any and all patents and related rights and applications to Secured Party as the assignee of Debtor’s entire interest therein; (h) file a copy of this Agreement with any governmental agency, body or authority, including without limitation the United States Patent and Trademark Office and, if applicable, the United States Copyright Office or Library of Congress, at the sole cost and expense of Debtor; (i) insure, process and preserve the Collateral; (j) pay any indebtedness of Debtor relating to the Collateral; (k) execute and file UCC financing statements and other documents, certificates, instruments and agreements with respect to the Collateral or as otherwise required or permitted hereunder; and (l) take any and all appropriate action and execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement; provided, however, that Secured Party shall not exercise any such powers granted pursuant to clauses (a) through (g) above prior to the occurrence of an Event of Default and shall only exercise such powers during the continuance of an Event of Default. The powers conferred on Secured Party under this Section 6 are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither Secured Party nor any of its stockholders, directors, officers, managers, employees or agents shall be responsible to Debtor for any act or failure to act, except with respect to Secured Party’s own gross negligence or willful misconduct. Nothing in this Section 6 shall be deemed an authorization for Debtor to take any action that it is otherwise expressly prohibited from undertaking by way of other provision of this Agreement.

39.

Default and Remedies.

39.1.

Default. Debtor shall be deemed in default under this Agreement upon the occurrence of an Event of Default.

39.2.

Remedies. Upon the occurrence of any such Event of Default, Secured Party shall have the rights of a secured creditor under the UCC, all rights granted by this Agreement and by law, including, without limiting the foregoing, (a) the right to require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party, and (b) the right to take possession of the Collateral, and for that purpose Secured Party may enter upon premises on which the Collateral may be situated and remove the Collateral therefrom. Debtor hereby agrees that fifteen (15) days’ notice of a public sale of any Collateral or notice of the date after which a private sale of any

Collateral may take place is reasonable. In addition, Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of Secured Party’s rights and remedies hereunder, including, without limitation, Secured Party’s right following an Event of Default to take immediate possession of Collateral and to exercise Secured Party’s rights and remedies with respect thereto. Secured Party may also have a receiver appointed to take charge of all or any portion of the Collateral and to exercise all rights of Secured Party under this Agreement. Secured Party may exercise any of its rights under this Section 7.2 without demand or notice of any kind. The remedies in this Agreement, including without limitation this Section 7.2, are in addition to, not in limitation of, any other right, power, privilege, or remedy, either in law, in equity, or otherwise, to which Secured Party may be entitled. No failure or delay on the part of Secured party in exercising any right, power, or remedy will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. All of Secured Party’s rights and remedies, whether evidenced by this Agreement or by any other agreement, instrument or document shall be cumulative and may be exercised singularly or concurrently.

39.3.

Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for Secured Party (a) to fail to incur expenses reasonably deemed significant by Secured Party to prepare Collateral for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral. Debtor acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by Secured Party would fulfill Secured Party’s duties under the UCC in Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to Debtor or to impose any duties on Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

39.4.

Marshalling. Secured Party shall not be required to marshal any present or future Collateral for, or other assurances of payment of, the Obligations or to resort to such Collateral or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such Collateral and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, Debtor hereby agrees that it will not invoke any law relating to the marshalling of Collateral which might cause delay in or impede the enforcement of Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Debtor hereby irrevocably waives the benefits of all such laws.

39.5.

Application of Collateral Proceeds. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Secured Party at the time of, or received by Secured Party after, the occurrence of an Event of Default) shall be paid to and applied as follows:

(a)

First, to the payment of reasonable costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by Secured Party;

(b)

Second, to the payment to Secured Party of the amount then owing or unpaid on the Note (to be applied first to accrued interest and fees and second to outstanding principal) and all amounts owed under any of the other Transaction Documents or other documents included within the Obligations; and

(c)

Third, to the payment of the surplus, if any, to Debtor, its successors and assigns, or to whosoever may be lawfully entitled to receive the same.

In the absence of final payment and satisfaction in full of all of the Obligations, Debtor shall remain liable for any deficiency.

40.

Miscellaneous.

40.1.

Notices. Any notice required or permitted hereunder shall be given in the manner provided in the subsection titled “Notices” in the Purchase Agreement, the terms of which are incorporated herein by this reference.

40.2.

Non-waiver. No failure or delay on Secured Party’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

40.3.

Amendments and Waivers. This Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Debtor and Secured Party. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

40.4.

Assignment. This Agreement shall be binding upon and inure to the benefit of Secured Party and Debtor and their respective successors and assigns; provided, however, that Debtor may not sell, assign or delegate rights and obligations hereunder without the prior written consent of Secured Party.

40.5.

Cumulative Rights, etc. The rights, powers and remedies of Secured Party under this Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any applicable law, rule or regulation of any governmental authority, or the Note, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party’s rights hereunder. Debtor waives any right to require Secured Party to proceed against any person or entity or to exhaust any Collateral or to pursue any remedy in Secured Party’s power.

40.6.

Partial Invalidity. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

40.7.

Expenses. Debtor shall pay on demand all reasonable fees and expenses, including reasonable attorneys’ fees and expenses, incurred by Secured Party in connection with the custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which are not performed as and when required by this Agreement.

40.8.

Entire Agreement. This Agreement and the other Transaction Documents, taken together, constitute and contain the entire agreement of Debtor and Secured Party with respect to this particular matter and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

40.9.

Governing Law; Venue. Except as otherwise specifically set forth herein, the parties expressly agree that this Agreement shall be governed solely by the laws of the State of Utah, without giving effect to the principles thereof regarding the conflict of laws; provided, however, that enforcement of Secured Party’s rights and remedies against the Collateral as provided herein will be subject to the UCC. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.

40.10.

Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

40.11.

Purchase Agreement; Arbitration of Disputes. By executing this Agreement, each party agrees to be bound by the terms, conditions and general provisions of the Purchase Agreement and the other Transaction Documents, including without limitation the Arbitration Provisions (as defined in the Purchase Agreement) set forth as an exhibit to the Purchase Agreement.

40.12.

Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument. Any electronic copy of a party’s executed counterpart will be deemed to be an executed original.

40.13.

Time of the Essence. Time is expressly made of the essence with respect to each and every provision of this Agreement.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, Secured Party and Debtor have caused this Agreement to be executed as of the day and year first above written.

SECURED PARTY:

TONAQUINT, INC.

By: _________________________

       John M. Fife, President

DEBTOR:

GLOBAL BOATWORKS HOLDINGS, INC.

By:

Name:

Title:

SCHEDULE A

TO SECURITY AGREEMENT

All right, title, interest, claims and demands of Debtor in and to all of Debtor’s assets, including without limitation, the following property:

1.

All boats, houseboats, and other custom home/vessels (and all materials and other parts used in the construction thereof for any such boats, houseboats and custom home/vessels that are in the process of being constructed), including without limitation the custom home/vessel to be known as the “Luxuria I” (HIN ADX15001J516), which is in the process of being constructed substantially in accordance with the rendering attached hereto.

2.

All membership interests in Debtor’s wholly owned subsidiary Global Boatworks LLC, a Florida limited liability company.

3.

All customer accounts, insurance contracts, and clients underlying such insurance contracts.

4.

All goods and equipment now owned or hereafter acquired, including, without limitation, all laboratory equipment, computer equipment, office equipment, machinery, fixtures, vehicles, and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

5.

All inventory now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Debtor’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Debtor’s books relating to any of the foregoing;

6.

All accounts receivable, contract rights, general intangibles, healthcare insurance receivables, payment intangibles and commercial tort claims, now owned or hereafter acquired, including, without limitation, all patents, patent rights and patent applications (including without limitation, the inventions and improvements described and claimed therein, and (a) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (b) all income, royalties, damages, proceeds and payments now and hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world), trademarks and service marks (and applications and registrations therefor), inventions, discoveries, copyrights and mask works (and applications and registrations therefor), trade names, trade styles, software and computer programs including source code, trade secrets, methods, published and unpublished works of authorship, processes, know how, drawings, specifications, descriptions, and all memoranda, notes, and records with respect to any research and development, goodwill, license agreements, information, any and all other proprietary rights, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer disks, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind and whether in tangible or intangible form or contained on magnetic media readable by machine together with all such magnetic media, and all rights corresponding to all of the foregoing throughout the world, now owned and existing or hereafter arising, created or acquired;

7.

All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Debtor arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Debtor (subject, in each case, to the contractual rights of third parties to require funds received by Debtor to be expended in a particular manner), whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Debtor and Debtor’s books relating to any of the foregoing;

8.

All documents, cash, deposit accounts, letters of credit, letter of credit rights, supporting obligations, certificates of deposit, instruments, chattel paper, electronic chattel paper, tangible chattel paper and investment property, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, now owned or hereafter acquired and Debtor’s books relating to the foregoing;

9.

All other assets, goods and personal property of Debtor, wherever located, whether tangible or intangible, and whether now owned or hereafter acquired; and

10.

Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds and products thereof, including, without limitation, insurance, condemnation, requisition or similar payments and the proceeds thereof.

.

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of August 4, 2016, is executed by Global Boatworks LLC, a Florida limited liability company (“Debtor”), in favor of Tonaquint, Inc., a Utah corporation (“Secured Party”).

A.

Debtor, together with Global Boatworks Holdings, Inc., a Florida corporation and parent of Debtor, has issued to Secured Party a certain Secured Convertible Promissory Note of even date herewith, as may be amended from time to time, in the original face amount of $610,000.00 (the “Note”).

B.

In order to induce Secured Party to extend the credit evidenced by the Note, Debtor has agreed to enter into this Agreement and to grant Secured Party a security interest in the Collateral (as defined below).

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:

41.

Definitions and Interpretation. When used in this Agreement, the following terms have the following respective meanings:

“Collateral” has the meaning given to that term in Section 2 hereof.

“Lien” shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the UCC or comparable law of any jurisdiction.

“Intellectual Property” means all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses (software or otherwise), information,  know-how,  inventions, discoveries, published and unpublished works of authorship, processes, any and all other proprietary rights, and all rights corresponding to all of the foregoing throughout the world, now owned and existing or hereafter arising, created or acquired.

“Obligations” means (a) all loans, advances, future advances, debts, liabilities and obligations, howsoever arising, owed by Debtor to Secured Party or any affiliate of Secured Party of every kind and description, now existing or hereafter arising, whether created by the Note, this Agreement, that certain Securities Purchase Agreement of even date herewith, entered into by and between Debtor and Secured Party (the “Purchase Agreement”), any other Transaction Documents (as defined in the Purchase Agreement), any other promissory note issued by Debtor in favor of Secured Party (or any affiliate of Secured Party), any modification or amendment to any of the foregoing, guaranty of payment or other contract or by a quasi-contract, tort, statute or other operation of law, whether incurred or owed directly to Secured Party or as an affiliate of Secured Party or acquired by Secured Party or an affiliate of Secured Party by purchase, pledge or otherwise, (b) all costs and expenses, including attorneys’ fees, incurred by Secured Party or any affiliate of Secured Party in connection with the Note or in connection with the collection or enforcement of any portion of the indebtedness, liabilities or obligations described in the foregoing clause (a), (c) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Agreement, and (d) the performance of the covenants and agreements of Debtor contained in this Agreement and all other Transaction Documents.

“Permitted Liens” means (a) Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established, and (b) Liens in favor of Secured Party under this Agreement or arising under the other Transaction Documents.

“UCC” means the Uniform Commercial Code as in effect in the state whose laws would govern the security interest in, including without limitation the perfection thereof, and foreclosure of the applicable Collateral.

Unless otherwise defined herein, all terms defined in the UCC have the respective meanings given to those terms in the UCC.

42.

Grant of Security Interest. As security for the Obligations, Debtor hereby pledges to Secured Party and grants to Secured Party a security interest in all right, title, interest, claims and demands of Debtor in and to the property described in Schedule A hereto, and all replacements, proceeds, products, and accessions thereof (collectively, the “Collateral”).

43.

Authorization to File Financing Statements. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction or other jurisdiction of Debtor or its subsidiaries (including without limitation Florida) any financing statements or documents having a similar effect and amendments thereto that provide any other information required by the Uniform Commercial Code (or similar law of any non-United States jurisdiction, if applicable) of such state or jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Debtor is an organization, the type of organization and any organization identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon Secured Party’s request.

44.

General Representations and Warranties. Debtor represents and warrants to Secured Party that (a) Debtor is the owner of the Collateral and that no other person has any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens, (b) upon the filing of UCC-1 financing statements with the Florida Secretary of State, Secured Party shall have a perfected first-position security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing, except for Permitted Liens; (c) Debtor has received at least a reasonably equivalent value in exchange for entering into this Agreement, including without limitation receiving a portion of the loan proceeds, and thereby will materially benefit from the financial accommodations granted to Debtor by Secured Party pursuant to the Transaction Documents, (d) Debtor is not insolvent, as defined in any applicable state or federal statute, nor will Debtor be rendered insolvent by the execution and delivery of this Agreement to Secured Party; and (e) as such, this Agreement is a valid and binding obligation of Debtor.

45.

Additional Covenants. Debtor hereby agrees:

45.1.

to perform all acts that may be necessary to maintain, preserve, protect and perfect in the Collateral, the Lien granted to Secured Party therein, and the perfection and priority of such Lien;

45.2.

to procure, execute (including endorse, as applicable), and deliver from time to time any endorsements, assignments, financing statements, certificates of title, and all other instruments, documents and/or writings reasonably deemed necessary or appropriate by Secured Party to perfect, maintain and protect Secured Party’s Lien hereunder and the priority thereof;

45.3.

to provide at least fifteen (15) days prior written notice to Secured Party of any of the following events: (a) any changes or alterations of Debtor’s name, (b) any changes with respect to Debtor’s address or principal place of business, and (c) the formation of any subsidiaries of Debtor;

45.4.

upon the occurrence of an Event of Default (as defined in the Note) under the Note and, thereafter, at Secured Party’s request, to endorse (up to the outstanding amount under such promissory notes at the time of Secured Party’s request), assign and deliver any promissory notes included in the Collateral to Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time specify;

45.5.

to the extent the Collateral is not delivered to Secured Party pursuant to this Agreement, to keep the Collateral at the principal office of Debtor (unless otherwise agreed to by Secured Party in writing), and not to relocate the Collateral to any other locations without the prior written consent of Secured Party;

45.6.

not to sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein (other than inventory in the ordinary course of business); provided, however, that Debtor shall be permitted to sell its floating custom home/vessel known as the “Miss Leah” so long as it pays to Secured Party the sum of $200,000.00 (to be applied towards the Obligations) as a condition to, and in connection with the sale of such floating custom home/vessel;

45.7.

not to, directly or indirectly, allow, grant or suffer to exist any Lien upon any of the Collateral, other than Permitted Liens;

45.8.

not to grant any license or sublicense under any of its Intellectual Property, or enter into any other agreement with respect to any of its Intellectual Property, except in the ordinary course of Debtor’s business;

45.9.

to the extent commercially reasonable and in Debtor’s good faith business judgment: (a) to file and prosecute diligently any patent, trademark or service mark applications pending as of the date hereof or hereafter until all Obligations shall have been paid in full, (b) to make application on unpatented but patentable inventions and on trademarks and service marks, (c) to preserve  and maintain all rights in all of its Intellectual Property, and (d) to ensure that all of its Intellectual Property is and remains enforceable. Any and all costs and expenses incurred in connection with each of Debtor’s obligations under this Section 5.9 shall be borne by Debtor. Debtor shall not knowingly and unreasonably abandon any right to file a patent, trademark or service mark application, or abandon any pending patent application, or any other of its Intellectual Property, without the prior written consent of Secured Party except for Intellectual Property that Debtor determines, in the exercise of its good faith business judgment, is not or is no longer material to its business;

45.10.

upon the request of Secured Party at any time or from time to time, and at the sole cost and expense (including, without limitation, reasonable attorneys’ fees) of Debtor, Debtor shall take all actions and execute and deliver any and all instruments, agreements, assignments, certificates and/or documents reasonably required by Secured Party to collaterally assign any and all of Debtor’s foreign patent, copyright and trademark registrations and applications now owned or hereafter acquired to and in favor of Secured Party;

45.11.

at any time amounts paid by Secured Party under the Transaction Documents are used to purchase Collateral, Debtor shall perform all acts that may be necessary, and otherwise fully cooperate with Secured Party, to cause (a) any such amounts paid by Secured Party to be disbursed directly to the sellers of any such Collateral, (b) all certificates of title pertaining to such Collateral (as applicable) to be properly filed and reissued to reflect Secured Party’s Lien on such Collateral, and (c) all such reissued certificates of title to be delivered to and held by Secured Party; and

45.12.

that it will not use lack of consideration as a defense to its performance of its obligations under this Agreement. Secured Party may rely conclusively on the continuing warranty, hereby made, that Debtor continues to be benefitted by Secured Party’s extension of accommodations to Debtor, and Secured Party shall have no duty to inquire into or confirm the receipt of any such benefits, and this Agreement shall be effective and enforceable by Secured Party without regard to the receipt, nature or value of any such benefits.

46.

Authorized Action by Secured Party. Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact (which appointment is coupled with an interest) and agrees that Secured Party may perform (but Secured Party shall not be obligated to and shall incur no liability to Debtor or any third party for failure so to do) any act which Debtor is obligated by this Agreement to perform, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) make any compromise or settlement, and take any action Secured Party deems advisable, with respect to the Collateral, including without limitation bringing a suit in Secured Party’s own name to enforce any Intellectual Property; (d) endorse Debtor’s name on all applications, documents, papers and instruments necessary or desirable for Secured Party in the use of any Intellectual Property; (e) grant or issue any exclusive or non-exclusive license under any Intellectual Property to any person or entity; (f) assign, pledge, sell, convey or otherwise transfer title in or dispose of any Intellectual Property to any person or entity; (g) cause the Commissioner of Patents and Trademarks, United States Patent and Trademark Office (or as appropriate, such equivalent agency in foreign countries) to issue any and all patents and related rights and applications to Secured Party as the assignee of Debtor’s entire interest therein; (h) file a copy of this Agreement with any governmental agency, body or authority, including without limitation the United States Patent and Trademark Office and, if applicable, the United States Copyright Office or Library of Congress, at the sole cost and expense of Debtor; (i) insure, process and preserve the Collateral; (j) pay any indebtedness of Debtor relating to the Collateral; (k) execute and file UCC financing statements and other documents, certificates, instruments and agreements with respect to the Collateral or as otherwise required or permitted hereunder; and (l) take any and all appropriate action and execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement; provided, however, that Secured Party shall not exercise any such powers granted pursuant to clauses (a) through (g) above prior to the occurrence of an Event of Default and shall only exercise such powers during the continuance of an Event of Default. The powers conferred on Secured Party under this Section 6 are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither Secured Party nor any of its stockholders, directors, officers, managers, employees or agents shall be responsible to Debtor for any act or failure to act, except with respect to Secured Party’s own gross negligence or willful misconduct. Nothing in this Section 6 shall be deemed an authorization for Debtor to take any action that it is otherwise expressly prohibited from undertaking by way of other provision of this Agreement.

47.

Default and Remedies.

47.1.

Default. Debtor shall be deemed in default under this Agreement upon the occurrence of an Event of Default.

47.2.

Remedies. Upon the occurrence of any such Event of Default, Secured Party shall have the rights of a secured creditor under the UCC, all rights granted by this Agreement and by law, including, without limiting the foregoing, (a) the right to require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party, and (b) the right to take possession of the Collateral, and for that purpose Secured Party may enter upon premises on which the Collateral may be situated and remove the Collateral therefrom. Debtor hereby agrees that fifteen (15) days’ notice of a public sale of any Collateral or notice of the date after which a private sale of any Collateral may take place is reasonable. In addition, Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of Secured Party’s rights and remedies hereunder, including, without limitation, Secured Party’s right following an Event of Default to take immediate possession of Collateral and to exercise Secured Party’s rights and remedies with respect thereto. Secured Party may also have a receiver appointed to take charge of all or any portion of the Collateral and to exercise all rights of Secured Party under this Agreement. Secured Party may exercise any of its rights under this Section 7.2 without demand or notice of any kind. The remedies in this Agreement, including without limitation this Section 7.2, are in addition to, not in limitation of, any other right, power, privilege, or remedy, either in law, in equity, or otherwise, to which Secured Party may be entitled. No failure or delay on the part of Secured party in exercising any right, power, or remedy will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. All of Secured Party’s rights and remedies, whether evidenced by this Agreement or by any other agreement, instrument or document shall be cumulative and may be exercised singularly or concurrently.

47.3.

Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for Secured Party (a) to fail to incur expenses reasonably deemed significant by Secured Party to prepare Collateral for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral. Debtor acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by Secured Party would fulfill Secured Party’s duties under the UCC in Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to Debtor or to impose any duties on Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

47.4.

Marshalling. Secured Party shall not be required to marshal any present or future Collateral for, or other assurances of payment of, the Obligations or to resort to such Collateral or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such Collateral and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, Debtor hereby agrees that it will not invoke any law relating to the marshalling of Collateral which might cause delay in or impede the enforcement of Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Debtor hereby irrevocably waives the benefits of all such laws.

47.5.

Application of Collateral Proceeds. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Secured Party at the time of, or received by Secured Party after, the occurrence of an Event of Default) shall be paid to and applied as follows:

(a)

First, to the payment of reasonable costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by Secured Party;

(b)

Second, to the payment to Secured Party of the amount then owing or unpaid on the Note (to be applied first to accrued interest and fees and second to outstanding principal) and all amounts owed under any of the other Transaction Documents or other documents included within the Obligations; and

(c)

Third, to the payment of the surplus, if any, to Debtor, its successors and assigns, or to whosoever may be lawfully entitled to receive the same.

In the absence of final payment and satisfaction in full of all of the Obligations, Debtor shall remain liable for any deficiency.

48.

Miscellaneous.

48.1.

Notices. Any notice required or permitted hereunder shall be given in the manner provided in the subsection titled “Notices” in the Purchase Agreement, the terms of which are incorporated herein by this reference.

48.2.

Non-waiver. No failure or delay on Secured Party’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

48.3.

Amendments and Waivers. This Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Debtor and Secured Party. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

48.4.

Assignment. This Agreement shall be binding upon and inure to the benefit of Secured Party and Debtor and their respective successors and assigns; provided, however, that Debtor may not sell, assign or delegate rights and obligations hereunder without the prior written consent of Secured Party.

48.5.

Cumulative Rights, etc. The rights, powers and remedies of Secured Party under this Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any applicable law, rule or regulation of any governmental authority, or the Note, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party’s rights hereunder. Debtor waives any right to require Secured Party to proceed against any person or entity or to exhaust any Collateral or to pursue any remedy in Secured Party’s power.

48.6.

Partial Invalidity. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

48.7.

Expenses. Debtor shall pay on demand all reasonable fees and expenses, including reasonable attorneys’ fees and expenses, incurred by Secured Party in connection with the custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which are not performed as and when required by this Agreement.

48.8.

Entire Agreement. This Agreement and the other Transaction Documents, taken together, constitute and contain the entire agreement of Debtor and Secured Party with respect to this particular matter and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

48.9.

Governing Law; Venue. Except as otherwise specifically set forth herein, the parties expressly agree that this Agreement shall be governed solely by the laws of the State of Utah, without giving effect to the principles thereof regarding the conflict of laws; provided, however, that enforcement of Secured Party’s rights and remedies against the Collateral as provided herein will be subject to the UCC. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.

48.10.

Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

48.11.

Purchase Agreement; Arbitration of Disputes. By executing this Agreement, each party agrees to be bound by the terms, conditions and general provisions of the Purchase Agreement and the other Transaction Documents, including without limitation the Arbitration Provisions (as defined in the Purchase Agreement) set forth as an exhibit to the Purchase Agreement.

48.12.

Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument. Any electronic copy of a party’s executed counterpart will be deemed to be an executed original.

48.13.

Time of the Essence. Time is expressly made of the essence with respect to each and every provision of this Agreement.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, Secured Party and Debtor have caused this Agreement to be executed as of the day and year first above written.

SECURED PARTY:

TONAQUINT, INC.

By: _________________________

       John M. Fife, President

DEBTOR:

GLOBAL BOATWORKS LLC

By:

Name:

Title:

SCHEDULE A

TO SECURITY AGREEMENT

All right, title, interest, claims and demands of Debtor in and to all of Debtor’s assets, including without limitation, the following property:

11.

All boats, houseboats, and other custom home/vessels (and all materials and other parts used in the construction thereof for any such boats, houseboats and custom home/vessels that are in the process of being constructed), including without limitation the custom home/vessel known as the “Miss Leah” (Official No. 1170700) and the custom home/vessel to be known as the “Luxuria I” (HIN ADX15001J516), which is in the process of being constructed substantially in accordance with the rendering attached hereto.

12.

All customer accounts, insurance contracts, and clients underlying such insurance contracts.

13.

All goods and equipment now owned or hereafter acquired, including, without limitation, all laboratory equipment, computer equipment, office equipment, machinery, fixtures, vehicles, and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

14.

All inventory now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Debtor’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Debtor’s books relating to any of the foregoing;

15.

All accounts receivable, contract rights, general intangibles, healthcare insurance receivables, payment intangibles and commercial tort claims, now owned or hereafter acquired, including, without limitation, all patents, patent rights and patent applications (including without limitation, the inventions and improvements described and claimed therein, and (a) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (b) all income, royalties, damages, proceeds and payments now and hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world), trademarks and service marks (and applications and registrations therefor), inventions, discoveries, copyrights and mask works (and applications and registrations therefor), trade names, trade styles, software and computer programs including source code, trade secrets, methods, published and unpublished works of authorship, processes, know how, drawings, specifications, descriptions, and all memoranda, notes, and records with respect to any research and development, goodwill, license agreements, information, any and all other proprietary rights, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer disks, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind and whether in tangible or intangible form or contained on magnetic media readable by machine together with all such magnetic media, and all rights corresponding to all of the foregoing throughout the world, now owned and existing or hereafter arising, created or acquired;

16.

All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Debtor arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Debtor (subject, in each case, to the contractual rights of third parties to require funds received by Debtor to be expended in a particular manner), whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Debtor and Debtor’s books relating to any of the foregoing;

17.

All documents, cash, deposit accounts, letters of credit, letter of credit rights, supporting obligations, certificates of deposit, instruments, chattel paper, electronic chattel paper, tangible chattel paper and investment property, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, now owned or hereafter acquired and Debtor’s books relating to the foregoing;

18.

All other assets, goods and personal property of Debtor, wherever located, whether tangible or intangible, and whether now owned or hereafter acquired; and

19.

Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds and products thereof, including, without limitation, insurance, condemnation, requisition or similar payments and the proceeds thereof.

.

GUARANTY

THIS GUARANTY, made effective as of August 4, 2016, is given by Robert Rowe, an individual (“Guarantor”), for the benefit of Tonaquint, Inc., a Utah corporation, and its successors, transferees, and assigns (collectively “Investor”).

PURPOSE

A.

Global Boatworks Holdings, Inc., a Florida corporation (the “Company”), and Global Boatworks LLC, a Florida limited liability company (“Boatworks”, and together with Company, “Borrower), have issued to Investor that certain Secured Convertible Promissory Note of even date herewith in the original face amount of $610,000.00 (the “Note”).

B.

Guarantor is the Chief Executive Officer and a significant stockholder of the Company and the Manager of Boatworks and will materially benefit from the credit evidenced by the Note and other financial accommodations granted to Borrower pursuant to the Note.

C.

Investor agreed to provide the financing to Borrower evidenced by the Note only upon the inducement and representation of Guarantor that Guarantor would guaranty certain indebtedness, liabilities and obligations of Borrower owed to Investor under the Note and all the other Transaction Documents (as defined in the Note), as provided herein.

NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Investor to enter into the Transaction Documents and provide the financing contemplated therein, Guarantor hereby agrees for the benefit of Investor as follows:

GUARANTY

1.

Indebtedness Guaranteed.  Guarantor hereby absolutely and unconditionally guarantees the prompt payment in full of the Obligations (as defined below), as and when the same (including without limitation portions thereof) become due and payable. Guarantor acknowledges that the amount of the Obligations may exceed the principal amount of the Note. Guarantor further acknowledges that the foregoing guaranty is made for the timely payment and performance of each of the Obligations and is not merely a guaranty of collection.  For purposes of this Agreement, “Obligations” means (a) all loans, advances, debts, liabilities and obligations, howsoever arising, whether documented or undocumented, owed by Borrower to Investor or any affiliate of Investor of every kind and description, now existing or hereafter arising, whether created by the Note, the Purchase Agreement (as defined in the Note), any other Transaction Documents, any modification or amendment to any of the foregoing, guaranty of payment or other contract or by a quasi-contract, tort, statute or other operation of law, whether incurred or owed directly to Investor or an affiliate of Investor or acquired by Investor or an affiliate of Investor by purchase, pledge or otherwise, (b) all costs and expenses, including attorneys’ fees, incurred by Investor or any affiliate of Investor in connection with the Note or in connection with the collection or enforcement of any portion of the indebtedness, liabilities or obligations described in the foregoing clause (a), and (c) the performance of the covenants and agreements of Borrower contained in the Note and the other Transaction Documents.

2.

Representations and Warranties. Guarantor hereby represents and warrants to Investor that:

(a)

Guarantor is an individual that is over 21 years of age and has the legal capacity to execute, deliver and perform his obligations set forth in this Guaranty.

(b)

This Guaranty constitutes Guarantor’s legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c)

The execution, delivery and performance of this Guaranty will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to Guarantor, (ii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which Guarantor is a party or by which he or any of his properties may be bound or result in the creation of any lien thereunder.  Guarantor is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on his properties, assets or condition (financial or otherwise).

(d)

No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on Guarantor’s part to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Guaranty.

(e)

There are no actions, suits or proceedings pending or, to Guarantor’s knowledge, threatened against or affecting Guarantor or any of his properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to Guarantor, would have a material adverse effect on his business, operations, property or condition (financial or otherwise) or on his ability to perform his obligations hereunder.

(f)

(i) This Guaranty is not given with actual intent to hinder, delay or defraud any entity to which Guarantor is, or will become on or after the date of this Guaranty, indebted, (ii) Guarantor has received at least a reasonably equivalent value in exchange for the giving of this Guaranty, (iii) Guarantor is not insolvent, as defined in any applicable state or federal statute, nor will Guarantor be rendered insolvent by the execution and delivery of this Guaranty to Investor, and (iv) Guarantor does not intend to incur debts that will be beyond Guarantor’s ability to pay as such debts become due.

(g)

Guarantor has examined or has had the full opportunity to examine the Note and all the other Transaction Documents, all the terms of which are acceptable to Guarantor.

(h)

This Guaranty is given in consideration of Investor entering into the Transaction Documents and providing financing thereunder.

(i)

Guarantor is the Chief Executive Officer and a significant stockholder of the Company (whether directly or indirectly), and thereby will materially benefit from the financial accommodations granted to the Company by Investor pursuant to the Transaction Documents.  Guarantor is the Manager of Boatworks, which is a wholly owned subsidiary of the Company, and thus Guarantor will also benefit from the financial accommodations granted to Boatworks by Investor pursuant to the Transaction Documents. Investor may rely conclusively on the continuing warranty, hereby made, that Guarantor continues to be benefitted by Investor’s extension of credit accommodations to Borrower and

Investor shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by Investor without regard to the receipt, nature or value of any such benefits.

3.

Alteration of Obligations.  In such manner, upon such terms and at such times as Investor and Borrower deem best and without notice to Guarantor, Investor and Borrower may alter, compromise, accelerate, extend, renew or change the time or manner for the payment of any Obligation, increase or reduce the rate of interest on the Note, release Borrower, as to all or any portion of the Obligations, release, substitute or add any one or more guarantors or endorsers, accept additional or substituted security therefor, or release or subordinate any security therefor.  No exercise or non-exercise by Investor of any right available to Investor, no dealing by Investor with Guarantor or any other guarantor, endorser of the note or any other person, and no change, impairment or release of all or a portion of the obligations of Borrower under any of the Transaction Documents or suspension of any right or remedy of Investor against any person, including, without limitation, Borrower and any other such guarantor, endorser or other person, shall in any way affect any of the obligations of Guarantor hereunder or any security furnished by Guarantor or give Guarantor any recourse against Investor.  Guarantor acknowledges that his obligations hereunder are independent of the obligations of Borrower.

4.

Waiver.  To the extent permitted by law, Guarantor hereby waives and relinquishes all rights and remedies accorded by applicable law to guarantors and agrees not to assert or take advantage of any such rights or remedies, including (without limitation) (a) any right to require Investor to proceed against the Company, Boatworks or any other person or to pursue any other remedy in Investor’s power before proceeding against Guarantor; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Investor to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons; (c) demand, protest and notice of any kind, including, without limitation, notice of the existence, creation or incurring of any new or additional indebtedness, liability or obligation or of any action or non-action on the part of Borrower, Investor, any endorser or creditor of Borrower or Guarantor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or liability or evidence of indebtedness held by Investor as collateral or in connection with any Obligation hereby guaranteed; (d) any defense based upon an election of remedies by Investor which may destroy or otherwise impair the subrogation rights of Guarantor or the right of Guarantor to proceed against Borrower for reimbursement, or both; (e) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (f) any duty on the part of Investor to disclose to Guarantor any facts Investor may now or hereafter know about Borrower, regardless of whether Investor has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, since Guarantor acknowledges that it is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of non-payment of any Obligation; (g) any defense arising because of Investor’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code; (h) any defense based on any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code; (i) any claim, right or remedy which Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the performance by Guarantor hereunder, including, without limitation, any claim, right or remedy of Investor against Borrower or any security which Investor now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise; and (j) any obligation of Investor to pursue any other guarantor or any other person, or to foreclose on any collateral.

5.

Bankruptcy.  So long as any Obligation shall be owing to Investor, Guarantor shall not, without the prior written consent of Investor, commence, or join with any other person in commencing,

any bankruptcy, reorganization, or insolvency proceeding against Borrower.  The obligations of Guarantor under this Guaranty shall not be altered, limited or affected by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Borrower, or by any defense which Borrower may have by reason of any order, decree or decision of any court or administrative body resulting from any such proceeding.

6.

Claims in Bankruptcy.  Guarantor shall file in any bankruptcy or other proceeding in which the filing of claims is required or permitted by law all claims that Guarantor may have against Borrower relating to any indebtedness, liability or obligation of Borrower owed to Guarantor and will assign to Investor all rights of Guarantor thereunder.  If Guarantor does not file any such claim, Investor, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Investor’s discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Investor’s nominee.  The foregoing power of attorney is coupled with an interest and cannot be revoked.  Investor or Investor’s nominee shall have the sole right to accept or reject any plan proposed in such proceeding and to take any other action that a party filing a claim is entitled to do.  In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Investor the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Investor all of Guarantor’s rights to any such payments or distributions to which Guarantor would otherwise be entitled; provided, however, that Guarantor’s obligations hereunder shall not be deemed satisfied except to the extent that Investor receives cash by reason of any such payment or distribution.  If Investor receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty.  If at any time the holder of the Note is required to refund to Borrower any payments made by Borrower under the Note because such payments have been held by a bankruptcy court having jurisdiction over Borrower to constitute a preference under any bankruptcy, insolvency or similar law then in effect, or for any other reason, then in addition to Guarantor’s other obligation under this Guaranty, Guarantor shall reimburse the holder in the aggregate amount of such refund payments.

7.

Costs and Attorneys’ Fees.  If Borrower or Guarantor fails to pay all or any portion of any Obligation, or Guarantor otherwise breaches any provision hereof or otherwise defaults hereunder, Guarantor shall pay all such expenses and actual attorneys’ fees incurred by Investor in connection with the enforcement of any obligations of Guarantor hereunder, including, without limitation, any attorneys’ fees incurred in any negotiation, alternative dispute resolution proceeding subsequently agreed to by the parties, if any, litigation, or bankruptcy proceeding or any appeals from any of such proceedings.

8.

Cumulative Rights.  The amount of Guarantor’s liability and all rights, powers and remedies of Investor hereunder and under any other agreement now or at any time hereafter in force between Investor and Guarantor, including, without limitation, any other guaranty executed by Guarantor relating to any indebtedness, liability or obligation of Borrower owed to Investor, shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Investor by law.  This Guaranty is in addition to and exclusive of the guaranty of any other guarantor of any indebtedness, liability or obligation of Borrower owed to Investor.

9.

Independent Obligations. The obligations of Guarantor hereunder are independent of the obligations of Borrower and, to the extent permitted by law, in the event of any breach or default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether or not Borrower is joined therein or a separate action or actions are brought against Borrower.  Investor may maintain successive actions for other breaches or defaults.  Investor’s rights hereunder shall not be exhausted by Investor’s exercise of any of Investor’s rights or remedies or by any such action or by any number of successive actions until and unless all Obligations have been paid and fully performed.

10.

Severability.  If any part of this Guaranty is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Guaranty shall remain in full force and effect.

11.

Successors and Assigns.  This Guaranty shall inure to the benefit of Investor, Investor’s successors and assigns, including the assignees of any Obligation, and shall bind the heirs, executors, administrators, personal representatives, successors and assigns of Guarantor.  This Guaranty may be assigned by Investor with respect to all or any portion of the Obligations, and when so assigned, Guarantor shall be liable to the assignees under this Guaranty without in any manner affecting the liability of Guarantor hereunder with respect to any Obligations retained by Investor.

12.

Notices.  Whenever Guarantor or Investor shall desire to give or serve any notice, demand, request or other communication with respect to this Guaranty, each such notice shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

(a)

the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer, or by confirmed facsimile,

(b)

the fifth Trading Day (as defined in the Note) after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

(c)

the third Trading Day after mailing by domestic or international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) calendar days’ advance written notice similarly given to each of the other parties hereto):

If to Guarantor:

Robert Rowe

2637 Atlantic Blvd. #134

Pompano Beach, Florida 33062

If to Investor:

Tonaquint, Inc.

Attn: John M. Fife

303 East Wacker Drive, Suite 1040

Chicago, Illinois  60601

with a copy to (which shall not constitute notice):

Hansen Black Anderson Ashcraft PLLC

Attn: Jonathan K. Hansen

3051 West Maple Loop Drive, Suite 325

Lehi, Utah 84043

Telephone: 801.922.5000

13.

Application of Payments or Recoveries.  With or without notice to Guarantor, Investor, in Investor’s sole discretion and at any time and from time to time and in such manner and upon such terms as Investor deems fit, may (a) apply any or all payments or recoveries from Borrower or from any other guarantor or endorser under any other instrument or realized from any security, in such manner and order of priority as Investor may determine, to any indebtedness, liability or obligation of Borrower owed to Investor, whether or not such indebtedness, liability or obligation is guaranteed hereby or is otherwise secured or is due at the time of such application; and (b) refund to Borrower any payment received by Investor in connection with any Obligation and payment of the amount refunded shall be fully guaranteed hereby.

14.

Setoff.  Investor shall have a right of setoff against all monies, securities and other property of Guarantor now or hereafter in the possession of, or on deposit with, Investor (if any), whether held in a general or special account or deposit, or for safekeeping or otherwise. Such right is in addition to any right of setoff Investor may have by law.  All rights of setoff may be exercised without notice or demand to Guarantor.  No right of setoff shall be deemed to have been waived by any act or conduct on the part of Investor, or by any neglect to exercise such right of setoff, or by any delay in doing so.  Every right of setoff shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Investor.

15.

Financial Statements.  Guarantor hereby represents and warrants that the most recent financial statements of Company and Guarantor heretofore delivered to Investor, if any, are true and correct in all material respects, have been prepared in accordance with generally accepted accounting practices consistently applied and fairly present the financial condition of Company and Guarantor as of the respective dates thereof and for the period(s) covered thereby, and no material adverse change has occurred in the financial condition or prospects of Company or Guarantor since the respective dates thereof.

16.

Affirmative Covenants. Until each of Company’s other obligations to Investor under the Note shall have been paid in full, unless Investor shall otherwise consent in writing:

16.1.

Guarantor shall furnish to Investor such information regarding the financial condition of Guarantor and Company as Investor may reasonably request.

16.2.

Guarantor will file all tax returns and reports which are required by law to be filed by him or her and will pay before they become delinquent, all taxes, assessments and governmental charges and levies imposed upon it or its property and all claims or demands of any kind which, if unpaid, might result in the creation of a lien or other encumbrance upon his or her property. Upon Investor’s request, Guarantor shall provide Investor with copies of the federal and state tax returns for Guarantor.

16.3.

Guarantor will give prompt written notice to Investor of the commencement of any action, suit or proceeding affecting Guarantor.

16.4.

Guarantor will not sell, mortgage, pledge or otherwise transfer any material portion of his real or personal property, business or other assets without having first obtained Investor’s prior written consent.

16.5.

Guarantor shall not become insolvent or fail to pay his or her debts and liabilities as the same shall become due.

16.6.

Guarantor will take no action with an actual intent to hinder, delay or defraud any present or future creditors of Company or Guarantor, including Investor.

16.7.

Guarantor shall not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Note.

16.8.

Guarantor shall not make any payment upon any outstanding indebtedness which is or may become subordinated to the obligations or indebtedness owed to Investor.

17.

Miscellaneous.

17.1

Governing Law and Venue.  This Guaranty shall be governed by and interpreted in accordance with the laws of the State of Utah for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws.  Each of the parties consents to the exclusive personal jurisdiction of the federal courts whose districts encompass any part of Salt Lake County or the state courts of the State of Utah sitting in Salt Lake County in connection with any dispute arising under this Guaranty, and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. Nothing in this subsection shall affect or limit any right to serve process in any other manner permitted by law.

17.2

Entire Agreement.  Except as provided in any other written agreement now or at any time hereafter in force between Investor and Guarantor, this Guaranty shall constitute the entire agreement of Guarantor with Investor with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Investor unless expressed herein.

17.3

Construction.  When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter and vice versa.  The word “person” as used herein shall include any individual, company, firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever.  The headings of this Guaranty are inserted for convenience only and shall have no effect upon the construction or interpretation hereof.

17.4

Waiver.  No provision of this Guaranty or right granted to Investor hereunder can be waived in whole or in part nor can Guarantor be released from Guarantor’s obligations hereunder except by a writing duly executed by an authorized officer of Investor.

17.5

No Subrogation.  Until all indebtedness, liabilities and obligations of Borrower owed to Investor have been paid in full, Guarantor shall not have any right of subrogation.

17.6

Survival.  All representations and warranties contained in this Guaranty shall survive the execution, delivery and performance of this Guaranty and the creation and payment of the Obligations.

17.7

Purchase Agreement; Arbitration of Disputes. By executing this Agreement, Guarantor agrees to be bound by the terms, conditions and general provisions of the Purchase Agreement and the other Transaction Documents, including without limitation the Arbitration Provisions (as defined in the Purchase Agreement) set forth as an exhibit to the Purchase Agreement.

17.8

Waiver of Jury Trial. GUARANTOR HEREBY WAIVES HIS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. GUARANTOR REPRESENTS THAT HE HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES HIS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF

LITIGATION, A COPY OF THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Remainder of page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, Guarantor has executed this Guaranty to be effective as of the date first set forth above.

GUARANTOR:

Robert Rowe

GLOBAL BOATWORKS HOLDINGS, INC.

OFFICER’S CERTIFICATE

The undersigned, Robert Rowe, Chief Executive Officer of Global Boatworks Holdings, Inc., a Florida corporation (“Company”), in connection with the issuance of that certain Secured Convertible Promissory Note issued by Company on August 4, 2016 (the “Note”) in the original principal amount of $610,000.00 in favor of Tonaquint, Inc., a Utah corporation (“Investor”), pursuant to that certain Securities Purchase Agreement dated August 4, 2016 between Investor and Company (the “Purchase Agreement”), personally and in his capacity as an officer of Company, hereby represents, warrants and certifies that:

1.

He is the duly appointed Chief Executive Officer of Company.

2.

As of the date hereof, Company has no Variable Security Holders (as defined in the Purchase Agreement).

3.

He agrees to cause Company to comply with the covenants found in Sections 4(v), (vi), and (vii) of the Purchase Agreement.

4.

He acknowledges that his execution and issuance of this Officer’s Certificate to Investor is a material inducement to Investor’s agreement to purchase the Note on the terms set forth in the Purchase Agreement and that but for his execution and issuance of this Officer’s Certificate, Investor would not have purchased the Note from Company.

IN WITNESS WHEREOF, the undersigned, personally and in his capacity as an officer of Company, has executed this Officer’s Certificate as of August 4, 2016.

_________________________________

Robert Rowe

IRREVOCABLE LETTER OF INSTRUCTIONS TO TRANSFER AGENT

Date:  August 4, 2016

To the transfer agent of Global Boatworks Holdings, Inc.

Re:

Instructions to Reserve and Issue Shares

Ladies and Gentlemen:

Reference is made to that certain Secured Convertible Promissory Note dated as of August 4, 2016 (as the same may be amended or exchanged from time to time, the “Note”), made by Global Boatworks Holdings, Inc., a Florida corporation (“Company”) and Global Boatworks LLC, a Florida limited liability company (“Boatworks”, and together with Company, “Borrower”), pursuant to which Borrower agreed to pay to Tonaquint, Inc., a Utah corporation, its successors and/or assigns (“Investor”), the aggregate sum of $610,000.00, plus interest, fees, and collection costs. The Note was issued pursuant to that certain Securities Purchase Agreement dated August 4, 2016, by and among Company, Boatworks and Investor (the “Purchase Agreement”, and together with the Note and all other documents entered into in conjunction therewith, including any amendments thereto, the “Transaction Documents”). Pursuant to the terms of the Note, the Outstanding Balance (as defined in the Note) of the Note may be converted into shares of common stock, par value $0.0001 per share, of Company (the “Common Stock”, and the shares of Common Stock issuable upon any conversion or otherwise under the Note, together with the Origination Shares (as defined below), the “Shares”).

Pursuant to the terms of the Purchase Agreement, until all of Borrower’s obligations under the Purchase Agreement and the Note are paid and performed in full, Company has agreed to at all times establish and maintain a reserve of shares of authorized but unissued Common Stock equal to the amount calculated as follows (such calculated amount is referred to herein as the “Share Reserve”):  three (3) times the number of Shares obtained by dividing the Outstanding Balance by the Conversion Price (as defined in the Note).

This irrevocable letter of instructions (this “Letter”) shall serve as the authorization and direction of Company to Globex Transfer, LLC, or its successors, as Company’s transfer agent (hereinafter, “you” or “your”), to reserve shares of Common Stock and to issue (or where relevant, to reissue in the name of Investor) shares of Common Stock to Investor or its broker, upon conversion of the Note, as follows:

49.

From and after the date hereof and until all of Borrower’s obligations under the Purchase Agreement and the Note are paid and performed in full, (a) you shall establish a reserve of shares of authorized but unissued Common Stock in an amount not less than 7,600,000 shares (the “Transfer Agent Reserve”), (b) you shall maintain and hold the Transfer Agent Reserve for the exclusive benefit of Investor, (c) you shall issue the shares of Common Stock held in the Transfer Agent Reserve to Investor or its broker only (subject to the immediately following clause (d)), (d) when you issue shares of Common Stock to Investor or its broker under the Note pursuant to the other instructions in this Letter, you shall issue such shares from Company’s authorized and unissued shares of Common Stock to the extent the same are available and not from the Transfer Agent Reserve unless and until there are no authorized shares of Common Stock available for issuance other than those held in the Transfer Agent Reserve, at which point, and upon your receipt of written authorization from Investor, you shall then issue any shares of Common Stock deliverable to Investor under the Note from the Transfer Agent Reserve, (e) you shall not otherwise reduce the Transfer Agent Reserve under any circumstances, unless Investor delivers to you written pre-approval of such reduction, and (f) you shall immediately add shares of

Common Stock to the Transfer Agent Reserve in increments of 500,000 shares as and when requested by Company or Investor in writing from time to time, provided that such incremental increases do not cause the Transfer Agent Reserve to exceed the Share Reserve.

50.

You shall issue the Shares to Investor or its broker in accordance with Paragraph 3 upon a conversion of all or any portion of the Note, upon delivery to you of a duly executed Conversion Notice substantially in the form attached hereto as Exhibit A (a “Conversion Notice”). By your signature below, you acknowledge and agree that a conversion of the Note may include any conversion by Investor of any judgment amount or arbitration award granted in favor of Investor, as set forth in the Note, and that you will issue Shares to Investor in accordance with Paragraph 3 below upon Investor’s delivery to you of a duly executed Conversion Notice wherein Investor seeks to convert any portion of any  judgment amount or arbitration award granted in favor of Investor. You further acknowledge that Company and Investor have agreed that it is their expectation that any such judgment amount or arbitration award that is converted will tack back to the Purchase Price Date (as defined in the Note) for purposes of determining the holding period under Rule 144 (as defined below) and that Company agreed that it will not take a contrary position in any filing, document, letter, agreement or setting.

51.

In connection with a Conversion Notice delivered to you pursuant to Paragraph 2 above, you will receive a legal opinion as to the free transferability of the Shares, dated within ninety (90) days from the date of the Conversion Notice, from either Investor’s or Company’s legal counsel, indicating that the Shares to be issued are registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to Rule 144 promulgated under the 1933 Act (“Rule 144”), or any other available exemption under the 1933 Act, the issuance of the applicable Shares to Investor is exempt from registration under the 1933 Act, and thus the Shares may be issued or delivered without restrictive legend (the “Opinion Letter”). Upon your receipt of a Conversion Notice and an Opinion Letter, you shall, within three (3) Trading Days (as defined below) thereafter, (i) if the Common Stock is eligible to be deposited in certificate form with the Depository Trust Company (“DTC”) and cleared and converted into electronic shares by the DTC and held in the name of the clearing firm servicing Investor’s brokerage firm for the benefit of Investor (“DTC Eligible”), deliver to Investor or its broker (as specified in the applicable Conversion Notice), via reputable overnight courier, to the address specified in the Conversion Notice, a certificate, registered in the name of Investor or its designee, representing such aggregate number of shares of DTC Eligible Common Stock as have been requested by Investor to be transferred in the Conversion Notice, and take all other action reasonably necessary to accomplish the prompt processing of such DTC Eligible Common Stock such that such Common Stock is deposited in certificate form at the DTC, cleared and converted into electronic shares by the DTC and eventually held in the name of the clearing firm servicing Investor’s brokerage firm for the benefit of Investor in a timely manner, or (ii) if the Common Stock is not then DTC Eligible, issue and deliver to Investor or its broker (as specified in the applicable Conversion Notice), via reputable overnight courier, to the address specified in the Conversion Notice, a certificate, registered in the name of Investor or its designee, representing such aggregate number of shares of Common Stock as have been requested by Investor to be transferred in the Conversion Notice. Such Shares (A) shall not bear any legend restricting transfer, (B) shall not be subject to any stop-transfer restrictions, and (C) shall otherwise be freely transferable on the books and records of Company. For purposes hereof, “Trading Day” shall mean any day on which the New York Stock Exchange is open for trading.

If you receive a Conversion Notice, but you do not also receive an Opinion Letter, and you are required to issue the Shares in certificated form, then any certificates for the applicable Shares shall bear a restrictive legend substantially as follows:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND

MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS OR OTHER EVIDENCE ACCEPTABLE TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

Notwithstanding the foregoing or any other provision of this Letter, Company acknowledges and agrees that any such legend shall be removed from all certificates for DTC Eligible Common Stock delivered to Investor or its broker under the Note as such Common Stock is cleared and converted into electronic shares by the DTC.

52.

You shall issue a share certificate for 100,000 shares of Common Stock (the “Origination Shares”) to Investor on the date hereof with a restrictive legend placed thereon in the form set forth in Paragraph 3 above.

53.

Please note that a share issuance resolution is not required for each conversion since this Letter and the Transaction Documents have been approved by resolution of Company’s board of directors (the “Share Issuance Resolution”). Pursuant to the Share Issuance Resolution, all of the Shares are authorized to be issued to Investor. For the avoidance of doubt, this Letter is your authorization and instruction by Company to issue the Shares pursuant to this Letter without any further authorization or direction from Company. You shall rely exclusively on the instructions in this Letter and shall have no liability for relying on any Conversion Notice provided by Investor. Any Conversion Notice delivered hereunder shall constitute an irrevocable instruction to you to process such notice or notices in accordance with the terms thereof, without any further direction or inquiry. Such notice or notices may be transmitted to you by fax, email, or any commercially reasonable method.

54.

Notwithstanding any other provision hereof, Company and Investor understand that you shall not be required to perform any issuance or transfer of Shares if (a) such an issuance or transfer of Shares is in violation of any state or federal securities laws or regulations; provided, however, that if you refuse to issue Shares to Investor based on an assertion (whether by you, Company, or any other third party) that such issuance would be in violation of Rule 144, you are hereby instructed and agree to issue the applicable Shares to Investor with a restricted legend and to further provide a written opinion to Investor from an attorney explaining why such issuance is considered to be in violation of Rule 144, or (b) the issuance or transfer of Shares is prohibited or stopped as required or directed by a court order from the court or arbitrator authorized by the Purchase Agreement to resolve disputes between Borrower and Investor. Additionally, Company and Investor understand that you shall not be required to perform any issuance or transfer of Shares if Company is in default of its payment obligations under its agreement with you; provided, however, that in such case Investor shall have the right to pay the applicable issuance or transfer fee on behalf of Company and upon payment of the issuance or transfer fee by Investor, you shall be obligated to make the requested issuance or transfer.

55.

You understand that a delay in the delivery of Shares hereunder could result in economic loss to Investor and that time is of the essence in your processing of each Conversion Notice.

56.

You are hereby authorized and directed to promptly disclose to Investor, after Investor’s request from time to time, the total number of shares of Common Stock issued and outstanding and the total number of shares that are authorized but unissued and unreserved.

57.

Company hereby confirms to you and to Investor that no instruction other than as contemplated herein (including instructions to increase the Transfer Agent Reserve as necessary pursuant to Paragraph 1(f) above) will be given to you by Company with respect to the matters referenced herein. Company hereby authorizes you, and you shall be obligated, to disregard any contrary instruction received by or on behalf of Company or any other person purporting to represent Company.

58.

Company hereby agrees not to change you as its transfer agent without first (a) providing Investor with at least 30-days’ written notice of such proposed change, and (b) obtaining Investor’s written consent to such proposed change. Any such consent is conditioned upon the new transfer agent executing an irrevocable letter of instructions substantially similar to this Letter so that such transfer agent is bound by the same terms set forth herein. You agree not to help facilitate any change to Company’s transfer agent without first receiving such written consent to such change from Investor.

59.

Company acknowledges that Investor is relying on the representations and covenants made by Company in this Letter and that the representations and covenants contained in this Letter constitute a material inducement to Investor to make the loan evidenced by the Note. Company further acknowledges that without such representations and covenants of Company, Investor would not have made the loan to Company evidenced by the Note.

60.

Company shall indemnify you and your officers, directors, members, managers, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith.

61.

Investor is an intended third-party beneficiary of this Letter. The parties hereto specifically acknowledge and agree that in the event of a breach or threatened breach by a party hereto of any provision hereof, Investor will be irreparably damaged, and that damages at law would be an inadequate remedy if this Letter were not specifically enforced. Therefore, in the event of a breach or threatened breach of this Letter, Investor shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for a specific performance of the provisions of this Letter.

62.

This Letter shall be fully binding and enforceable against Company even if it is not signed by you. If Company takes (or fails to take) any action contrary to this Letter, then such action or inaction will constitute a default under the Transaction Documents. Although no additional direction is required by Company, any refusal by Company to immediately confirm this Letter and the instructions contemplated herein to you will constitute a default hereunder and under the Transaction Documents.

63.

Whenever possible, each provision of this Letter shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Letter shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Letter or the validity or enforceability of this Letter in any other jurisdiction.

64.

By signing below, (a) each individual executing this Letter on behalf of an entity represents and warrants that he or she has authority to so execute this Letter on behalf of such entity and thereby bind such entity to the terms and conditions hereof, and (b) each party to this Letter represents and warrants that such party has received good and valuable consideration in exchange for executing this Letter.

65.

This Letter is governed by Utah law.

66.

This Letter is subject to the Arbitration Provisions (as defined in the Purchase Agreement) set forth as an exhibit to the Purchase Agreement, which you acknowledge having received and reviewed by your signature below. Each party consents to and expressly agrees that exclusive venue for arbitration of any dispute arising out of or relating to this Letter or the relationship of the parties or their affiliates shall be in Salt Lake County or Utah County, Utah and, notwithstanding the terms (specifically including any governing law and venue terms) of any transfer agent services agreement or other agreement between you and Company (which agreement, if any, is hereby amended to the extent necessary in order to be consistent with the terms of this Letter and, for the avoidance of doubt, you and Company hereby agree that in the event of any conflict between the terms of this Letter and any agreement between you and Company, the terms of this Letter shall govern), each party further agrees to not participate in any action, suit, proceeding or arbitration (including without limitation any action or proceeding seeking an injunction or temporary restraining order against your issuance of Shares to Investor) of any dispute arising out of or relating to this Letter or the relationship of the parties or their affiliates that takes place outside of Salt Lake County, Utah.

67.

Company hereby authorizes and directs you to provide to Investor a copy of any process, stop order, notice or other instructions delivered to you in furtherance of any attempt to prohibit or prevent you from issuing Shares to Investor. By your signature below, you covenant and agree to promptly and as soon as reasonably practicable provide to Investor, upon a request from Investor, a copy of any such process, stop order, notice or other instructions.

[Remainder of page intentionally left blank; signature page follows]

Very truly yours,

GLOBAL BOATWORKS HOLDINGS, INC.

By:

Name:

Title:

ACKNOWLEDGED AND AGREED:

INVESTOR:

TONAQUINT, INC.

By: _________________________

       John M. Fife, President

TRANSFER AGENT:

GLOBEX TRANSFER, LLC

By:

Name:

Title:

Attachments:

Exhibit K

Form of Conversion Notice

GLOBAL BOATWORKS HOLDINGS, INC.

SECRETARY’S CERTIFICATE

I, ____________________, hereby certify that I am the duly elected, qualified and acting Secretary of Global Boatworks Holdings, Inc., a Florida corporation (“Company”), and I am authorized to execute this Secretary’s Certificate (this “Certificate”) on behalf of Company. This Certificate is delivered in connection with that certain Securities Purchase Agreement dated August 4, 2016 (the “Purchase Agreement”), by and among Company, Global Boatworks LLC, a Florida limited liability company and subsidiary of Company, and Tonaquint, Inc., a Utah corporation.

Solely in my capacity as Secretary, I certify that Schedule 1 attached hereto is a true, accurate and complete copy of all of the resolutions adopted by the Board of Directors of Company (the “Resolutions”) approving and authorizing the execution, delivery and performance of the Purchase Agreement and related documents to which Company is a party on the date hereof, and the transactions contemplated thereby. Such Resolutions have not been amended, rescinded or modified since their adoption and remain in effect as of the date hereof.

IN WITNESS WHEREOF, I have made this Secretary’s Certificate effective as of August 4, 2016.

Global Boatworks Holdings, Inc.

Printed Name:

Title: Secretary

Schedule 1

BOARD RESOLUTIONS

[attached]

GLOBAL BOATWORKS HOLDINGS, INC.

RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS

________________________

Effective August 4, 2016

________________________

APPROVAL OF FINANCING

WHEREAS, the Board of Directors (the “Board”) of Global Boatworks Holdings, Inc., a Florida corporation (“Company”), has determined that it is in the best interests of Company to seek financing in the amount of up to $500,000.00 (the “Financing”) through the issuance and sale to Tonaquint, Inc., a Utah corporation (“Investor”), of a Secured Convertible Promissory Note as co-borrower with Global Boatworks LLC, a Florida limited liability company (“Boatworks”) and 100,000 shares of Company’s common stock (the “Origination Shares”);

WHEREAS, the terms of the Financing are reflected in a Securities Purchase Agreement substantially in the form attached hereto as Exhibit A (the “Purchase Agreement”); a Secured Convertible Promissory Note issued by Company and Boatworks to Investor in the original principal amount of $610,000.00 substantially in the form attached hereto as Exhibit B (the “Note”); a Security Agreement made by Company in favor of Investor substantially in the form attached hereto as Exhibit C; a Security Agreement made by Boatworks in favor of Investor substantially in the form attached hereto as Exhibit D; an Irrevocable Letter of Instructions to Transfer Agent substantially in the form attached hereto as Exhibit E; a Share Issuance Resolution substantially in the form attached hereto as Exhibit F (“Share Issuance Resolution”); a Guaranty given by Robert Rowe, an affiliate and significant stockholder of Company substantially in the form attached hereto as Exhibit G; and all other agreements, certificates, instruments and documents being or to be executed and delivered under or in connection with the Financing (collectively, the “Financing Documents”); and

WHEREAS, the Board, having received and reviewed the Financing Documents, believes that it is in the best interests of Company and the stockholders to approve the Financing and the Financing Documents and authorize the officers of Company to execute such documents.

NOW, THEREFORE, BE IT:

RESOLVED, that the Financing is hereby approved and determined to be in the best interests of Company and its stockholders;

RESOLVED FURTHER, that the form, terms and provisions of the Financing Documents (including all exhibits, schedules and other attachments thereto) are hereby ratified, confirmed and approved;

RESOLVED FURTHER, that the Note and the Origination Shares shall be duly and validly issued upon the issuance and delivery thereof in accordance with the Purchase Agreement;

RESOLVED FURTHER, that the Conversion Shares (as defined in the Note) and the Origination Shares shall be duly authorized, validly issued, fully paid for and non-assessable upon the issuance and delivery thereof in accordance with the Purchase Agreement and the Note;

RESOLVED FURTHER, that Company shall take all action necessary to at all times have authorized and reserved for the purpose of issuance under the Note such number of shares of Company’s common stock required under the Purchase Agreement (the “Share Reserve”);

RESOLVED FURTHER, that the fixed number of shares of common stock set forth in the Share Issuance Resolution to be reserved by the transfer agent (the “Transfer Agent Reserve”) is not meant to limit or restrict in any way the resolutions contained herein, including without limitation the calculation of the Share Reserve under the Purchase Agreement, as required from time to time;

RESOLVED FURTHER, that each of the officers of Company be, and each of them hereby is, authorized to instruct the transfer agent to increase the Transfer Agent Reserve in the incremental amount set forth in the Share Issuance Resolution, from time to time, to correspond to the Share Reserve; provided, however, that any decrease in the Transfer Agent Reserve will require the prior written consent of Investor;

RESOLVED FURTHER, that in the event of any conflict between these resolutions and the Share Issuance Resolution, these resolutions shall control;

RESOLVED FURTHER, that with respect to each Conversion (as defined in the Note) under the Note, the reduction in the Outstanding Balance (as defined in the Note and as the same may increase or decrease pursuant to the terms of the Note) in an amount equal to the applicable Conversion Amount (as defined in the Note) being converted into Conversion Shares shall constitute fair and adequate consideration to Company for the issuance of the applicable Conversion Shares, regardless of the conversion price used to determine the number of Conversion Shares deliverable with respect to any Conversion;

RESOLVED FURTHER, that each of the officers of Company be, and each of them hereby is, authorized to execute and deliver in the name of and on behalf of Company, each of the Financing Documents and any other related agreements (with such additions to, modifications to, or deletions from such documents as the officer approves, such approval to be conclusively evidenced by such execution and delivery), to conform Company’s minute books and other records to the matters set forth in these resolutions, and to take all other actions on behalf of Company as any of them deem necessary, required, or advisable with respect to the matters set forth in these resolutions;

RESOLVED FURTHER, that the Board hereby determines that all acts and deeds previously performed by the Board and other officers of Company relating to the foregoing matters prior to the date of these resolutions are ratified, confirmed and approved in all respects as the authorized acts and deeds of Company; and

RESOLVED FURTHER, that all prior actions or resolutions of Company’s directors that are inconsistent with the foregoing are hereby amended, corrected and restated to the extent required to be consistent herewith.

******************

EXHIBITS ATTACHED TO BOARD RESOLUTIONS:

Exhibit L

PURCHASE AGREEMENT

Exhibit M

NOTE

Exhibit N

COMPANY SECURITY AGREEMENT

Exhibit O

BOATWORKS SECURITY AGREEMENT

Exhibit P

TRANSFER AGENT LETTER

Exhibit Q

SHARE ISSUANCE RESOLUTION

Exhibit R

GUARANTY

[Remainder of page intentionally left blank]

GLOBAL BOATWORKS LLC

MANAGER’S CERTIFICATE

I, ________________, hereby certify that I am the duly elected, qualified and acting Manager of Global Boatworks LLC, a Florida limited liability company (“Company”), and I am authorized to execute this Manager’s Certificate (this “Certificate”) on behalf of Company. This Certificate is delivered in connection with that certain Securities Purchase Agreement dated August 4, 2016 (the “Purchase Agreement”), by and among Company, Global Boatworks Holdings, Inc., a Florida corporation and parent of Company, and Tonaquint, Inc., a Utah corporation (“Investor”). All capitalized terms used but not defined in this Certificate shall have the meanings set forth in the Purchase Agreement.

Solely in my capacity as Manager, I certify that attached hereto as Schedule 1 is a true, accurate and complete copy of all of the resolutions adopted by the Board of Managers of Company (the “Resolutions”) approving and authorizing the execution, delivery and performance of certain documents related to the Purchase Agreement to which Company is a party on the date hereof, and the transactions contemplated thereby. Such Resolutions have not been amended, rescinded or modified since their adoption and remain in effect as of the date hereof.

IN WITNESS WHEREOF, I have made this Manager’s Certificate effective as of August 4, 2016.

Global Boatworks LLC

Printed Name: ___________

Title: Manager

Schedule 1

BOARD RESOLUTIONS

[attached]

GLOBAL BOATWORKS LLC

RESOLUTIONS ADOPTED BY THE BOARD OF MANAGERS

________________________

Effective August 4, 2016

________________________

APPROVAL OF FINANCING

WHEREAS, the Board of Managers (the “Board”) of Global Boatworks LLC, a Florida limited liability company (“Company”), has determined that it is in the best interests of Company to seek financing in the amount of up to $500,000.00 (the “Financing”) through the issuance and sale to Tonaquint, Inc., a Utah corporation (“Investor”), of a Secured Convertible Promissory Note as a co-borrower with Global Boatworks Holdings, Inc., a Florida corporation (“Holdings”);

WHEREAS, the terms of the Financing are reflected in a Securities Purchase Agreement substantially in the form attached hereto as Exhibit A (the “Purchase Agreement”); a Secured Convertible Promissory Note issued by Company and Holdings to Investor in the original principal amount of $610,000.00, substantially in the form attached hereto as Exhibit B (the “Note”); a Security Agreement made by Company in favor of Investor substantially in the form attached hereto as Exhibit C; a Security Agreement made by Holdings in favor of Investor substantially in the form attached hereto as Exhibit D; a Guaranty given by Robert Rowe, the Manager of Company, substantially in the form attached hereto as Exhibit E; and all other agreements, certificates, instruments and documents being or to be executed and delivered under or in connection with the Financing (collectively, the “Financing Documents”); and

WHEREAS, the Board, having received and reviewed the Financing Documents, believes that it is in the best interests of Company and the stockholders to approve the Financing and the Financing Documents and authorize the officers of Company to execute such documents.

NOW, THEREFORE, BE IT:

RESOLVED, that the Financing is hereby approved and determined to be in the best interests of Company and its members;

RESOLVED FURTHER, that the form, terms and provisions of the Financing Documents (including all exhibits, schedules and other attachments thereto) are hereby ratified, confirmed and approved;

RESOLVED FURTHER, that the Note shall be duly and validly issued upon the issuance and delivery thereof in accordance with the Purchase Agreement;

RESOLVED FURTHER, that each of the officers of Company be, and each of them hereby is, authorized to execute and deliver in the name of and on behalf of Company, each of the Transaction Documents and any other related agreements (with such additions to, modifications to, or deletions from such documents as the officer approves, such approval to be conclusively evidenced by such execution and delivery), to conform Company’s minute books and other records to the matters set forth in these resolutions, and to take all other actions on behalf of Company as any of them deem necessary, required, or advisable with respect to the matters set forth in these resolutions;

RESOLVED FURTHER, that the Board hereby determines that all acts and deeds previously performed by the Board and other officers of Company relating to the foregoing matters prior to the date of these resolutions are ratified, confirmed and approved in all respects as the authorized acts and deeds of Company; and

RESOLVED FURTHER, that all prior actions or resolutions of Company’s managers that are inconsistent with the foregoing are hereby amended, corrected and restated to the extent required to be consistent herewith.

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EXHIBITS ATTACHED TO BOARD RESOLUTIONS:

Exhibit S

PURCHASE AGREEMENT

Exhibit T

NOTE

Exhibit U

COMPANY SECURITY AGREEMENT

Exhibit V

HOLDINGS SECURITY AGREEMENT

Exhibit W

GUARANTY

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SHARE ISSUANCE RESOLUTION

AUTHORIZING THE ISSUANCE OF NEW SHARES OF COMMON STOCK IN

GLOBAL BOATWORKS HOLDINGS, INC.

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Effective August 4, 2016

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The undersigned, as a qualified officer of Global Boatworks Holdings, Inc., a Florida corporation (“Company”), hereby certifies that this Share Issuance Resolution is authorized by and consistent with the resolutions of Company’s board of directors (“Board Resolutions”) regarding (i) that certain Secured Convertible Promissory Note in the face amount of $610,000.00 with an original issuance date of August 4, 2016 (the “Note”), made by Company and an affiliate of Company in favor of Tonaquint, Inc., a Utah corporation, its successors and/or assigns (“Investor”), and (ii) the issuance of 100,000 shares of Company’s Common Stock (as defined below) (the “Origination Shares”) to Investor, pursuant to that certain Securities Purchase Agreement dated August 4, 2016, by and between Company and Investor (the “Purchase Agreement”).

RESOLVED, that Globex Transfer, LLC, as transfer agent (including any successor transfer agent, the “Transfer Agent”) of shares of Company’s common stock, $0.0001 par value per share (“Common Stock”), is authorized to rely upon a Conversion Notice substantially in the form of Exhibit A attached hereto, whether an original or a copy (the “Conversion Notice”), without any further inquiry, to be delivered to the Transfer Agent from time to time either by Company or Investor.

RESOLVED FURTHER, that the Transfer Agent is authorized to issue the number of:

(i)

“Conversion Shares” (representing shares of Common Stock) set forth in each Conversion Notice delivered to the Transfer Agent, and

(ii)

all additional shares of Common Stock Company may subsequently instruct the Transfer Agent to issue in connection with any of the foregoing or otherwise under the Note,

with such shares to be issued in the name of Investor, or its successors, transferees, or designees, free of any restricted securities legend, as permitted by the Note.

RESOLVED FURTHER, that the Transfer Agent is authorized and directed to immediately issue 100,000 shares of Common Stock to Investor as Origination Shares.

RESOLVED FURTHER, that consistent with the terms of the Purchase Agreement, the Transfer Agent is authorized and directed to immediately create a transfer agent share reserve equal to 7,600,000 shares of Company’s Common Stock for the benefit of Investor (the “Transfer Agent Reserve”); provided that the Transfer Agent Reserve may increase in increments of 500,000 shares from time to time by written instructions provided to the Transfer Agent by Company or Investor as required by the Purchase Agreement and as contemplated by the Board Resolutions.

RESOLVED FURTHER, that Investor and the Transfer Agent may rely upon the more general approvals and authorizations set forth in the Board Resolutions, and the Transfer Agent is hereby authorized and directed to take those further actions approved under the Board Resolutions.

RESOLVED FURTHER, that Investor must consent in writing to any reduction of the Transfer Agent Reserve; provided, however, that upon full conversion and/or full repayment of the Note, the Transfer Agent Reserve will terminate thirty (30) days thereafter.

RESOLVED FURTHER, that Company shall indemnify the Transfer Agent and its employees against any and all loss, liability, damage, claim or expenses incurred by or asserted against the Transfer Agent arising from any action taken by the Transfer Agent in reliance upon this Share Issuance Resolution.

Nothing in this Share Issuance Resolution shall limit or restrict those resolutions and authorizations set forth in the Board Resolutions, including without limitation, the calculation from time to time of the Share Reserve (as defined in the Purchase Agreement).

The undersigned officer of Company hereby certifies that this is a true copy of Company’s Share Issuance Resolution, effective as of the date set forth below, and that said resolution has not been in any way rescinded, annulled, or revoked, but the same is still in full force and effect.

Officer’s Signature

Date

Printed Name and Title

EXHIBITS ATTACHED TO SHARE ISSUANCE RESOLUTION:

Exhibit A

Conversion Notice